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CD&A TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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BALL CORPORATION
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2020

Ball Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Ball

2020 ANNUAL MEETING

April 29, 2020
7:30 a.m., local time

2019 HIGHLIGHTS

We are pleased to present our 2019 achievements and initiatives.

LETTER TO SHAREHOLDERS

March 16, 2020

Dear Ball Corporation Shareholders,

On behalf of Ball Corporation's Board of Directors, we are pleased to highlight a few of the company's accomplishments and prospects outlined in detail in the attached 2020 Proxy Statement. As a Board, we truly believe that Ball is in a transformative period of growth, which we will leverage to build an even stronger platform for future success.

This year's Proxy Statement is substantially revised and reformatted to facilitate your review of key areas of significance for Ball Corporation, including our 2019 financial performance; Environmental, Social and Governance accomplishments; and recent awards and recognitions. As we enter our 140th year as a company and our tenth year of Drive for 10, we are proud to highlight our leadership in the packaging and aerospace industries, as well as in key initiatives such as sustainability, diversity and inclusion, and company engagement. Please also note that over the past six years, we have used the retirements of several Board members to reconstitute our Board of Directors with members representing race, gender, age, nationality and experiential diversity, so that our board more closely resembles the world and business environment in which we operate.

For over 25 years, Ball Corporation's compensation programs have been strongly aligned with the execution of our business strategy and the interests of our shareholders. In particular, we have continued to tie a significant part of our executive compensation to our EVA® discipline. As you review the compensation discussion and analysis included in the Proxy Statement, you will also note that our Named Executive Officer compensation is strongly linked to our pay-for-performance philosophy, with 74% of the NEO target compensation at risk in 2019.

In summary, while we will always remain true to our core values of integrity, behaving like owners, attention to detail and innovation, we have also brought great focus to repositioning Ball Corporation and each of its businesses for long-term success, as detailed in our 2020 Annual Report which is distributed to you concurrently. We look forward to delivering diluted earnings per share growth of 10 to 15 percent per year over time, increasing EVA® dollars generated on a growing capital base, becoming the sustainability leader in all our businesses, and successfully executing on our disciplined capital allocation strategy.

Thank you for your investment in Ball Corporation and for this opportunity to reflect on our recent accomplishments, our exciting future, and why we are so proud to be members of the Ball Corporation team.

John A. Hayes Chairman, President and CEO	Stuart A. Taylor Lead Independent Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 29, 2020 7:30 a.m., local time	Omni Interlocken Hotel 500 Interlocken Blvd. Broomfield, Colorado 80021	You can vote if you are a shareholder of record on March 5, 2020

The Annual Meeting of Shareholders of Ball Corporation will be held at the Omni Interlocken Hotel in Broomfield, Colorado for the following purposes:

ITEMS OF BUSINESS

	Item	Board's Voting Recommendation	► See page

1	To elect four Class II director nominees to serve for a three-year term expiring at the annual meeting in 2023 ■ John A. Hayes ■ Cathy D. Ross ■ Betty Sapp ■ Stuart A. Taylor II	FOR each nominee	76

2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2020	FOR	77

3	To approve, by non-binding advisory vote, the compensation of the named executive officers ("NEOs") as disclosed in the following Proxy Statement	FOR	78

	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above

Shareholders of record at the close of business on March 5, 2020, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. This Proxy Statement contains important information about the meeting and the matters being voted upon.

Your vote is important. You are encouraged to read the accompanying proxy materials carefully. To ensure your shares are represented at the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible. You may also vote by telephone or over the Internet, or if you request a paper copy of the materials by mail. You may revoke your proxy at any time before the final vote at the Annual Meeting.

By Order of the Board of Directors,
Charles E. Baker Corporate Secretary
March 16, 2020 Broomfield, Colorado

PLEASE NOTE:

The 2020 Annual Meeting of Shareholders will be held to tabulate the votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

PROXY STATEMENT

1	PROXY STATEMENT SUMMARY

12	BOARD AND CORPORATE GOVERNANCE

12	Our Board of Directors

12	Board Composition

14	Director Nominees

16	Directors Continuing in Office

20	Board Leadership Structure and Risk Oversight

21	Board Diversity

21	Director Training

22	Contacting our Board

22	Meetings of Nonmanagement and Independent Directors

22	Director Independence Standards

23	Board and Committee Membership

23	Board Meetings and Annual Meeting

23	Board Committees

28	Director Compensation

30	Non-Employee Director Stock Ownership Guidelines

30	Corporate Governance

30	Corporate Governance Guidelines

30	Policies on Business Ethics and Conduct

31	Transactions with Related Persons, Promoters and Certain Control Persons

32	EXECUTIVE COMPENSATION

32	Executive Compensation Discussion and Analysis

33	Executive Summary

43	Compensation Objectives and Philosophy

43	Role of the Human Resources Committee and Executive Compensation Consultant

43	Market Reference Points and Peer Groups

45	Process for Determining Executive Compensation

46	Specifics Related to the 2019 Executive Compensation Elements

52	Other Executive Compensation Policies and Guidelines

53	Report of the Human Resources Committee of the Board of Directors

54	Compensation Tables and Narrative

72	STOCK OWNERSHIP INFORMATION

72	Beneficial Ownership

72	Delinquent Section 16(a) Reports

73	Voting Securities and Principal Shareholders

74	AUDIT MATTERS

74	Fees Paid to the Independent Registered Public Accounting Firm

75	Report of the Audit Committee

76	PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

76	Item 1 —Election of Directors

77	Item 2 —Ratification of the Appointment of Independent Auditor

78	Item 3 —Advisory (Non-Binding) Vote to Approve Executive Compensation

81	VOTING AND MEETING INFORMATION

81	Questions and Answers About the Annual Meeting and Voting

82	Shareholder Proposals for 2021 Annual Meeting

82	Householding

83	Solicitation and Other Matters

84	EXHIBIT A—BALL CORPORATION BYLAWS

BALL CORPORATION 2020 PROXY STATEMENT   |   i

PROXY STATEMENT SUMMARY

The following summary highlights certain key disclosures in this Proxy Statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review the entire Proxy Statement as well as our 2019 Annual Report on Form 10-K.

BALL CORPORATION 2020 ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 29, 2020 7:30 a.m., local time	Omni Interlocken Hotel 500 Interlocken Blvd. Broomfield, Colorado 80021	March 5, 2020

The Notice of Annual Meeting, Proxy Statement, and proxy card were first furnished and made available to the Company's shareholders on or about March 16, 2020, to solicit proxies for the Annual Meeting.

Please submit your proxy as soon as possible. All properly completed proxies submitted by telephone or the Internet, and all properly executed written proxies returned by shareholders will be voted at the meeting. Voting will be in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. You must be a shareholder of record as of the close of business on March 5, 2020, to attend and vote at the Annual Meeting of Shareholders and any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
SHAREHOLDER MEETING
The Proxy Statement, Form 10-K and Annual Report are available at http://materials.proxyvote.com.

BALL CORPORATION 2020 PROXY STATEMENT   |   1

PROXY STATEMENT SUMMARY

  HOW TO VOTE

Shareholders of record as of March 5, 2020, desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the proxy card. You should have the proxy card available for reference when initiating this process.

The deadline to vote is 11:59 p.m. EDT on April 28, 2020, unless you attend the annual meeting	Registered holders (shares are registered in your own name)	Beneficial owners (shares are held "in street name" in a stock brokerage account or by a bank, nominee or other holder of record)

BY MOBILE DEVICE	Scan the QR code	Scan the QR code

BY INTERNET	Vote your shares online 24/7 at www.proxyvote.com	Vote your shares online 24/7 at www.proxyvote.com

BY TELEPHONE	Call toll-free, 24/7: 1-800-690-6903	Call toll-free 24/7: 1-800-690-6903

BY MAIL	If you requested printed copies of the proxy materials, please complete, date, sign and return your proxy card in the postage-paid envelope	Complete, date, sign and return your voting information form in the postage-paid envelope

IN PERSON	▪ Attend the Annual Meeting and vote by ballot ▪ You will need to present a valid photo ID ▪ There will be no formal presentation at the Annual Meeting

▪

Attend the Annual Meeting and vote by ballot

▪

You will need to present a valid photo ID and proof of your stock ownership, such as a bank or brokerage account statement or letter from your broker

▪

There will be no formal presentation at the Annual Meeting

Voluntary E-delivery of Proxy Materials Help the environment by consenting to receive electronic delivery. Sign up at www.proxyvote.com.

2   |   WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence

▪	9 of 11 directors are independent

▪	Only independent directors serve on Audit, Human Resources and Nominating and Corporate Governance Committees

▪	All committees have independent director chair

▪	Lead Independent Director has defined role that follows NYSE director independence standards

Board Diversity

▪	4 of 11 directors are women

▪	4 of 11 directors are ethnically diverse

▪	Balanced director tenure

▪	Board composition represents diversity in gender, ethnicity, age, skills and experiences

▪	Director Retirement Policy mandates retirement age at 72

Other Governance Best Practices

▪	All corporate governance documents are available on our website www.ball.com/investors under "Corporate Governance"

▪	Oversight of CEO and management performance

▪	Board and management succession planning

▪	Business Ethics Code of Conduct and Executive Officers and Directors Business Ethics Statement

▪	Rigorous compensation governance practices as discussed in the Executive Compensation Discussion and Analysis

▪	Comprehensive Enterprise Risk Management process

▪	Annual Board and Committee evaluations

▪	One-on-one meetings between the chair and each individual director

▪	Engagement of outside compensation consultant

▪	Regular executive sessions with nonmanagement and independent directors

▪	Orientation training for all new directors and ongoing continuous education programs

▪	Commitment to corporate social responsibility, environmental sustainability, and diversity and inclusion initiatives

▪	Stock ownership guidelines for directors and executive officers

▪	Each Board Committee has its own charter

▪	"Listening Tour" engagement with largest shareholders and the CEO and Lead Independent Director

BALL CORPORATION 2020 PROXY STATEMENT   |   3

PROXY STATEMENT SUMMARY

COMPANY SUSTAINABILITY, DIVERSITY & INCLUSION AND COMPANY ENGAGEMENT

OUR COMMITMENT TO CORPORATE SOCIAL RESPONSIBLITY AND ENVIRONMENTAL SUSTAINABILITY

At Ball Corporation, we believe in our people, our culture and our ability to deliver value to our stakeholders. Like uncompromising integrity and customer focus, sustainability is part of our Drive for 10 vision and has been a part of who we are since our founding in 1880.

Our triple bottom-line approach to sustainability—environmental, economic and social—has evolved over the years and is the lens through which we conduct business at every level of our organization today. Sustainability is a key part of our business strategy, and influences how we manage and operate our businesses, serve our customers, care for the environment and our communities, secure profits and drive long-term prosperity.

We focus our sustainability efforts on a variety of initiatives including product stewardship, operational excellence, human capital management EVA® generation and community engagement. In our manufacturing operations around the world, we work on continuous improvement of employee safety and engagement, energy and water efficiency, reducing air emissions, and waste reduction and recycling. And our commitment extends outside of our walls.

Today's consumers are acutely aware of the plastic pollution crisis, and they are choosing brands based on sustainability. Customers understand this growing concern for the environment and their unique position in impacting the environment, for better or worse, especially through the packaging materials they use. Infinitely recyclable and economically valuable, aluminum unlocks the full potential of packaging to help customers convey values and purpose to consumers.

Aluminum cans, bottles and now cups are an increasingly attractive option for sustainability-conscious brands and consumers who want to do the right thing for the environment. Unlike plastic, glass, cartons or compostable containers, aluminum can be recycled again and again without losing quality, and is in high demand across industries and applications, pushing its collection, sorting and recycling rates to the highest of any material. That's why 75% of all aluminum ever produced is still in use today.

In 2017, Resource Recycling Systems recognized aluminum beverage cans as the most recycled beverage package in the world, with a global average recycling rate of 69%. In comparison, only 43% of PET and 46% of glass bottles were collected, although not necessarily recycled. These findings solidify aluminum beverage packaging as the leader in real recycling, where the package is collected and then transformed into an item of equal value (product-to-product or material-to-material recycling). In the case of aluminum beverage packaging, which is monomaterial, a can, bottle or cup can be recycled and made back into the same product in as little as 60 days. Plastic beverage containers, on the other hand, are typically down cycled into lower-value products such as carpet, railroad ties, plastic lumber, etc., which will eventually end up in a landfill.

Because recycling aluminum saves resources and uses significantly less energy than primary aluminum production, we are innovating and collaborating with our customers, supply chain, and other public and private partners to establish and financially support initiatives to increase recycling rates. As two examples, we work together to create effective collection and recycling systems and educate consumers about the sustainability benefits of aluminum packaging.

Our aerospace business plays a role in sustainability as well. More and more, our systems are measuring key elements of the physical environment and supporting environmental monitoring and operational weather forecasting programs, as well as providing environmental intelligence on weather, the Earth's climate system, precipitation, drought, air pollution, vegetation and biodiversity measurements.

The data captured through Ball-built instruments and satellites enable an enhanced understanding of the Earth's ecosystem and the stratospheric ozone layer and severe storm tracking, and better enabling effective management of natural resources, including helping experts to make routine drought assessments and fire prevention plans.

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PROXY STATEMENT SUMMARY

At Ball, our sustained long-term success depends not only on our products and our operations, but on an engaged and sustainable workforce. We continue to invest in talent recruitment and development to ensure we have the right people with the right skills in the right roles, and providing our employees with opportunities to advance their careers. We also are committed to embracing diversity and providing an inclusive environment where employees can thrive. A focus on diversity among individuals and teams helps to unleash ideas and fuel innovation, which drives growth and economic value throughout our global organization.

A healthy and sustainable business also depends on thriving communities. Ball's commitment to the communities where we live and operate is an integral part of our corporate culture, as we continue to support organizations, programs and civic initiatives that advance sustainable livelihoods. Community engagement is how our company and our employees enrich the places where we live and work beyond providing jobs, benefits and paying local taxes. Through the Ball Foundation, corporate giving, employee giving and volunteerism, we invest in the future of the communities that sustain us. In 2018, Ball and its employees donated nearly $5.5 million and logged more than 42,000 hours of volunteer service to non-profit organizations centered on building sustainable communities through recycling, STEM education, and disaster preparedness and relief initiatives.

BALL CORPORATION 2020 PROXY STATEMENT   |   5

PROXY STATEMENT SUMMARY

OVERVIEW OF DIRECTOR NOMINEES AND CONTINUING DIRECTORS

				COMMITTEES

Director and Principal Occupation	Age	Director Since	Independent	Audit	Finance	Human Resources	Nominating and Corporate Governance	Other Current Public Company Boards

CLASS I—CONTINUING DIRECTORS (FOR TERMS EXPIRING IN 2022)
Daniel J. Heinrich Former Executive VP and Chief Financial Officer, The Clorox Company	63	2016	Yes					▪ ARAMARK ▪ Edgewell Personal Care Company

Georgia R. Nelson Former President and Chief Executive Officer, PTI Resources, LLC	70	2006	Yes					▪ Cummins Inc. ▪ TransAlta Corporation ▪ Sims Metal Management Ltd.

Cynthia A. Niekamp Former Senior VP, Automotive Coatings, PPG Industries, Inc.	60	2016	Yes					▪ Magna International Inc.

Todd A. Penegor President and Chief Executive Officer, The Wendy's Company	54	2019	Yes					▪ The Wendy's Company

CLASS II—DIRECTOR NOMINEES (FOR TERMS EXPIRING IN 2023)
John A. Hayes Chairman, President and Chief Executive Officer, Ball Corporation	54	2010						▪ None

Cathy D. Ross Former Chief Financial Officer and Executive VP, FedEx Express	62	2017	Yes					▪ Steelcase, Inc.

Betty Sapp Former Director, U.S. National Reconnaissance Office	64	2019	Yes					▪ None

Stuart A. Taylor II Chief Executive Officer, The Taylor Group LLC	59	1999	Yes					▪ Hillenbrand, Inc. ▪ Wabash National

CLASS III—CONTINUING DIRECTORS (FOR TERMS EXPIRING IN 2021)
John A. Bryant Former Chief Executive Officer, Kellogg Company	54	2018	Yes					▪ Macy's Inc. ▪ Compass PLC

Michael J. Cave Former Senior VP, The Boeing Company; Former President, Boeing Capital Corp.	59	2014	Yes					▪ Harley-Davidson, Inc. ▪ Aircastle Limited

Pedro Henrique Mariani Member of the Board, Banco Bocom BBM	66	2017						▪ None

Number of Meetings in 2019:		Board: 6		5	4	5	4	Total: 24

  Committee Chair       Committee Member       Lead Independent Director       Audit Committee financial expert

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PROXY STATEMENT SUMMARY

  BOARD COMPOSITION AND ATTRIBUTES

In considering candidates for Board positions, our Nominating and Corporate Governance Committee consistently applies the principles of diversity and inclusion to its recruitment process. In addition to seeking characteristics such as business and professional experience, education and skills, the Committee utilizes a robust review process that considers a variety of other factors including race, gender and national origin. In addition, differing viewpoints, experience, and skillsets have contributed to a diverse group of talented and capable Board members.

GENDER AND ETHNIC DIVERSITY

3
4
4

4 women

4 ethnically diverse

36% WOMEN

36% ETHNICALLY DIVERSE

INDEPENDENCE (NYSE DIRECTOR STANDARDS)

2
9

9 Independent

82%

AUDIT COMMITTEE EXPERTISE (SEC)

5

5 financial experts on Audit Committee

100%

DIRECTOR AGE

- Average age 60 years
- Median age 62 years

50 - 59 YRS	60 - 69 YRS	70+ YRS
45.5%	45.5%	9%

BALL CORPORATION 2020 PROXY STATEMENT   |   7

PROXY STATEMENT SUMMARY

The Board is composed of members with diverse qualifications and experience that support the Corporation's business strategy and future business needs.

►    Additional information about each director is provided in the biographies beginning on page 14.

Director Skills, Experiences and Attributes	# of Directors

Corporate governance	9

Executive leadership	11

Finance and accounting	11

Global business	9

Aerospace and defense	3

Operations and business strategy	8

Public company board experience	8

Relevant industry experience	8

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PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

Positive momentum in our aluminum beverage packaging and aerospace businesses continued during 2019. With increased global customer and consumer demand for sustainable aluminum packaging solutions and aerospace services and technologies for the U.S. Government, we stayed the course with critical investments in operations, systems and talent. Our focus on long-term earnings and cash flow allowed us to return approximately $1.1 billion to shareholders and generate $217 million of EVA® dollars.

2019 Our Financial Highlights

*
Certain of these financial measures are on a non-U.S. GAAP basis and should be considered in connection with the Consolidated Financial Statements contained within Item 8 of the 2019 Annual Report on Form 10-K (the "Annual Report"). Non-U.S. GAAP measures should not be considered in isolation and should not be considered superior to, or a substitute for, financial measures calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP measures to U.S. GAAP is available in Items 6 and 7 of the Annual Report.

Compensation Policies and Practices

Our compensation philosophy is to pay executive management for performance over the long-term, as well as on an annual basis. Our performance considerations include solely financial measures—including the manner in which results are achieved—for the Company, each line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our executive compensation program provides a mix of salary, incentives, and benefits paid over time to align executive officer and shareholder interests, and sound practices and policies advance the continuous improvement and accountability of our executive compensation program:

BALL CORPORATION 2020 PROXY STATEMENT   |   9

PROXY STATEMENT SUMMARY

  ▪
  Our Human Resources (HR) Committee, composed entirely of independent directors, meets regularly with executives and senior management;

  ▪
  an independent compensation consultant is engaged and reports directly to the HR Committee;

  ▪
  total compensation is reviewed via tally sheets;

  ▪
  we externally benchmark compensation levels and incentive design practices;

  ▪
  dividend equivalents for stock awards which accrue during the vesting and/or performance periods are paid only if vesting terms and/or performance measures are achieved;

  ▪
  nominal perquisites are not grossed-up for taxes;

  ▪
  ongoing assessment of the relationship between risk and compensation programs;
  ▪
  executive stock ownership guidelines for executives and directors;

  ▪
  anti-hedging and anti-pledging policies for our executives and directors;

  ▪
  a shareholder-approved "clawback" provision for cash incentive and stock compensation, which in the case of fraud or intentional misconduct by any executive at a level of vice president or above may result in full reimbursement of any incentive compensation or cancellation of any outstanding awards to the executive; and

  ▪
  change-in-control agreements with multiples that do not exceed two times pay and require a termination of employment following a change in control ("double trigger") before severance benefits are due; for change-in-control agreements entered into after January 1, 2010, excise tax gross-ups were eliminated.

2019 Target Total Compensation Mix

Consistent with our pay-for-performance and our management-as-owners philosophy, the majority of the target total compensation for our executives is variable and strictly based on performance, which constitutes pay at risk. Our CEO is eligible to participate in the same executive programs as other NEOs; however, a larger portion of the CEO target total compensation is at risk. The emphasis on longer term compensation, through performance-based long-term cash and stock awards, ensures a strong continued alignment between our executives and shareholder interests.

2019 CEO TARGET COMPENSATION MIX

2019 AVERAGE OTHER NEO TARGET COMPENSATION

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PROXY STATEMENT SUMMARY

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

	Proposal	Board's Voting Recommendation	► See page

1	To elect four Class II director nominees to serve for a three-year term expiring at the annual meeting in 2023 ■ John A. Hayes ■ Cathy D. Ross ■ Betty Sapp ■ Stuart A. Taylor II	FOR each nominee	76

2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2020	FOR	77

3	To approve, by non-binding advisory vote, the compensation of the named executive officers ("NEOs") as disclosed in the following Proxy Statement	FOR	78

	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above

BALL CORPORATION 2020 PROXY STATEMENT   |   11

BOARD AND CORPORATE GOVERNANCE

OUR BOARD OF DIRECTORS

At Ball Corporation, we believe key qualities of a board member include, vison, leadership, stewardship, knowledge, diligence, collegiality and discretion. Our directors exhibit these qualities as evidenced by their deep interest and understanding in the mission of the organization, the ability to see the big picture and the courage to set direction to achieve the organization's goals, and the integrity to serve the interests and pursue the objectives of the organization, as well as the interests of our shareholders.

BOARD COMPOSITION

Tenure

The Corporation has a mandatory retirement age of 72 for all Board members in part to ensure the board benefits from a balanced mix of perspectives. The Board is well balanced with a mix of long-standing directors and new directors who have joined the Board in the last six years.

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BOARD AND CORPORATE GOVERNANCE

Experience

The Board is composed of members with diverse qualifications and experience that support the Corporation's business strategy and future business needs.

Director Skills, Experiences and Attributes	John A. Bryant	Michael J. Cave	John A. Hayes	Daniel J. Heinrich	Pedro Henrique Mariani	Georgia R. Nelson	Cynthia A. Niekamp	Todd A. Penegor	Cathy D. Ross	Betty Sapp	Stuart A. Taylor II	# of 11 Directors

Corporate governance	■	■	■	■		■	■	■	■		■	9

Executive leadership	■	■	■	■	■	■	■	■	■	■	■	11

Finance and accounting	■	■	■	■	■	■	■	■	■	■	■	11

Global business	■	■	■	■	■	■	■	■	■			9

Aerospace and defense		■	■							■		3

Operations and business strategy	■	■	■		■	■	■	■	■			8

Public company board experience	■	■		■		■	■	■	■		■	8

Relevant industry experience	■	■	■	■	■		■	■		■		8

BALL CORPORATION 2020 PROXY STATEMENT   |   13

BOARD AND CORPORATE GOVERNANCE

DIRECTOR NOMINEES

Class II Directors (Terms Expiring in 2023)

JOHN A. HAYES	CATHY D. ROSS
Director since 2016

Chairman since 2013

▪

Age 54

COMMITTEES

▪

None

CAREER HIGHLIGHTS

Mr. Hayes has been Chairman, Ball Corporation since April 2013; President and Chief Executive Officer, Ball Corporation, since January 2011. He was President and Chief Operating Officer, January 2010 to January 2011; Executive Vice President and Chief Operating Officer, 2008 to 2010; President, Ball Packaging Europe and Senior Vice President, Ball Corporation, 2006 to 2008; Executive Vice President, Ball Packaging Europe and Vice President, Ball Corporation, 2005 to 2006; Vice President, Corporate Strategy, Marketing and Development, 2003 to 2005; Vice President, Corporate Planning and Development, 2000 to 2003; Senior Director, Corporate Planning and Development, 1999.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Prior to joining Ball Corporation in 1999, Mr. Hayes was a Vice President at Lehman Brothers Inc. and part of an investment banking team which focused on mergers and acquisitions and financing advice to several major companies, including Ball Corporation. At Ball, Mr. Hayes initially headed the corporate development and planning activities as Senior Director and then Vice President, Corporate Planning and Development, taking on the added responsibilities of marketing and new product development from 2003 to mid-2005. He then served as President of Ball Packaging Europe, which under his leadership generated excellent financial results and strong revenue growth. During 2008 and 2009, Mr. Hayes served as Ball's Executive Vice President and Chief Operating Officer, successfully leading our key operating divisions through the economic and financial crisis. In January 2010, he was named our President and Chief Operating Officer and joined the Ball Board. In January 2011, he became our President and Chief Executive Officer, and in April 2013 he also became our Chairman. Mr. Hayes' extensive investment banking and leadership expertise, and his tenure at Ball, including as CEO for the past nine years, make him well qualified to serve as a director.

▪

Independent Director since 2017

▪

Age 62

COMMITTEES

▪

Audit

▪

Nominating and Corporate Governance

CAREER HIGHLIGHTS

Ms. Ross was chief financial officer and executive vice president, FedEx Express from 2010 until her retirement in July 2014. Prior to that, Ms. Ross was senior vice president and chief financial officer of FedEx Express from 2004 until 2010; and Vice President, Express Financial Planning from 1998 to 2004. In the past five years, she has also served on the board of Avon Products, Rye, New York.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

As an executive of Federal Express, Ms. Ross was responsible for the company's worldwide financial affairs, including financial planning, reporting and analysis, accounting and controls, as well as long-range strategic planning. Ms. Ross' 30-year career with Federal Express began in 1984 as a senior financial analyst, and she held numerous other leadership roles of increasing responsibility during her tenure at Federal Express. Prior to joining Federal Express, Ms. Ross worked for Kimberly-Clark Corporation as a cost analyst and a cost analyst supervisor from 1982 until 1984. She also worked for a subsidiary of Procter and Gamble. Ms. Ross holds a master's degree in business administration from the University of Memphis and a bachelor's degree from Christian Brothers University in Memphis. Ms. Ross' leadership roles, financial expertise and experience, as well as service on other global public company boards make her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ None	OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Steelcase, Inc.

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BOARD AND CORPORATE GOVERNANCE

BETTY SAPP	STUART A TAYLOR II
▪ Independent Director since 1999

▪

Independent Director since 2019

▪

Age 64

COMMITTEES

▪

Finance

▪

Human Resources

CAREER HIGHLIGHTS

Ms. Sapp joined the National Reconnaissance Office (NRO), a joint Department of Defense—Intelligence Community organization, in 1997 and was named the first woman to serve as director of the NRO in 2012. After serving as the 18th director of the NRO, Ms. Sapp retired in June 2019. Prior to working at the NRO, Ms. Sapp was Deputy Under Secretary of Defense for Portfolio, Programs and Resources in the Office of the Under Secretary of Defense for Intelligence. She also spent several years at the Central Intelligence Agency after spending the earlier part of her career as an officer of the United States Air Force.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Ms. Sapp served in a variety of strategic leadership roles at the NRO and within the U.S. government. In 2009, Ms. Sapp was appointed the Principal Deputy Director of the NRO. She was then appointed Director of the NRO in 2012. Ms. Sapp also served in the United States Air Force for 17 years in various acquisition and financial management positions on space and satellite programs.

Ms. Sapp holds a bachelor's degree in biological sciences, magna cum laude, from the University of Missouri and a master's degree in business administration from the University of Missouri-Columbia. Ms. Sapp is Level III certified in government acquisition and was certified as a defense financial manager. Ms. Sapp's leadership experience and extensive government and defense expertise make her well qualified to serve as a director.

▪

Lead Independent Director since 2019

▪

Age 59

COMMITTEES

▪

Human Resources

     ▪     Nominating and Corporate Governance

CAREER HIGHLIGHTS

Mr. Taylor has been the Chief Executive Officer, The Taylor Group LLC, Chicago, Illinois, since June 2001; he was Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001. In the past five years, he also served on the board of Essendant, Inc., Deerfield, Illinois.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Prior to starting his own private equity firm, Mr. Taylor spent 19 years in investment banking. The majority of that time was spent at Morgan Stanley in its Corporate Finance Department. In that capacity he executed a number of mergers and acquisitions and financings, including working with Ball in 1993 on the acquisition of Heekin Can Company. He also spent time at several other firms including Bear Stearns where he was a Senior Managing Director and Head of the Chicago office. In 2001, Mr. Taylor established The Taylor Group LLC, of which he is Chief Executive Officer, a successful investment company that primarily invests in small to mid-market businesses. Mr. Taylor has served on the board of directors of Ball since 1999, acted as our Presiding Director from 2004 to 2008 and was elected Lead Independent Director in 2019. Mr. Taylor's extensive experience as an investment banker, entrepreneurial investor and Board member make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ None	OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Hillenbrand Inc. ▪ Wabash National

BALL CORPORATION 2020 PROXY STATEMENT   |   15

BOARD AND CORPORATE GOVERNANCE

DIRECTORS CONTINUING IN OFFICE

Class I Directors (Terms Expiring in 2022)

DANIEL J. HEINRICH	GEORGIA R. NELSON

▪

Independent Director since 2016

▪

Age 63

COMMITTEES

     ▪    Audit

▪

Human Resources

CAREER HIGHLIGHTS

Mr. Heinrich was executive vice president and chief financial officer of The Clorox Company from 2003 to 2011. Previous corporate roles include senior vice president and treasurer at Transamerica Finance Corporation; senior vice president, treasurer and controller at Granite Management Company; and senior vice president, chief accounting officer and controller at First Nationwide Bank.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Mr. Heinrich joined The Clorox Company in 2001 as vice president and controller and served as its executive vice president and chief financial officer from 2003 until 2011. As CFO for Clorox, Mr. Heinrich served as a member of its executive and employee benefits committees, secretary to the audit and finance committees of the board, and board member for most of the company's subsidiaries. He had senior management responsibility for the financial aspects of a large, global organization including its global business services, mergers and acquisitions, accounting, tax and information technology activities. Mr. Heinrich's extensive management and board experience make him well qualified to serve as a director.

▪

Independent Director since 2006

▪

Age 70

COMMITTEES

     ▪     Human Resources

▪

Nominating and Corporate Governance

CAREER HIGHLIGHTS

Ms. Nelson was President and Chief Executive Officer, PTI Resources, LLC, Chicago, Illinois, from 2005 to 2019; was President, Midwest Generation EME, LLC, Chicago, Illinois, April 1999 to June 2005; and was General Manager, Edison Mission Energy Americas, Irvine, California, January 2002 to June 2005.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Ms. Nelson has enjoyed a successful career in the energy industry, serving as a senior executive for several U.S. and international energy companies, including as President of Midwest Generation EME, LLC from April 1999 to June 2005 and General Manager of Edison Mission Energy Americas from January 2002 to June 2005. She has extensive international experience as well as environmental and policy experience on four continents. Ms. Nelson lectures on business and corporate governance matters including at Northwestern University's Kellogg Graduate School of Management, and serves on the advisory committee of the Center for Executive Women at Northwestern. Ms. Nelson is a National Association of Corporate Directors ("NACD") Board Leadership Fellow. Ms. Nelson's leadership roles in global businesses, as well as her service on other company boards, make her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ ARAMARK ▪ Edgewell Personal Care Company	OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Cummins Inc. ▪ Sims Metal Management Ltd. ▪ TransAlta Corporation

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BOARD AND CORPORATE GOVERNANCE

CYNTHIA A. NIEKAMP	TODD A. PENEGOR

▪

Independent Director since 2016

▪

Age 60

COMMITTEES

▪

Finance

▪

Human Resources

CAREER HIGHLIGHTS

Ms. Niekamp is a former senior executive of PPG Industries, Inc., having served from 2009 to 2016 as senior vice president of automotive coatings. Prior to that, she was president and general manager of TorqTransfer Systems at BorgWarner Inc.; senior vice president and chief financial officer at MeadWestvaco Corporation (now WestRock Company); and held various leadership roles at TRW, Inc. and General Motors Company.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Ms. Niekamp joined PPG in 2009 as vice president of automotive coatings and was promoted to senior vice president in 2010. She had responsibility for a multi-billion revenue business with operations across 15 countries and more than 6,000 employees. She also served as a member of the PPG operating committee until her retirement in 2016. While at PPG, Ms. Niekamp charted and implemented a strategy to improve the financial performance of the business unit and to double its revenues. She also accelerated growth into emerging countries, diversified the customer base and pursued strategic acquisitions. Previously, Ms. Niekamp served as president and general manager of BorgWarner's TorqTransfer Systems division, a supplier of four-wheel drive systems to major automakers. In addition, Ms. Niekamp served in various executive roles for MeadWestvaco Corporation, including vice president, corporate strategy and specialty operations and chief financial officer, and has previously served on four other publicly traded company boards. She is also a NACD Board Leadership Fellow. Ms. Niekamp's extensive management and board experience make her well qualified to serve as a director.

▪

Independent Director since 2019

▪

Age 54

COMMITTEES

     ▪    Audit

▪

Nominating and Corporate Governance

CAREER HIGHLIGHTS

Mr. Penegor joined The Wendy's Company as senior vice president and chief financial officer in 2013. He was named president and Chief Executive officer in 2016. Prior to joining Wendy's, Mr. Penegor held a series of key leadership roles at Kellogg Company and Ford Motor Company.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Mr. Penegor has extensive experience as an executive in the food products and consumer goods industries. He joined The Wendy's Company in 2013 as Senior Vice President and Chief Financial Officer. He was promoted to Executive Vice President, Chief Financial Officer and International in 2014 and then became President and Chief Financial Officer in 2016. Later that year, he was promoted to President and Chief Executive Officer. Prior to joining The Wendy's Company, Mr. Penegor worked at Kellogg Company, a global leader in food products, from 2000 to 2013 where he held several key leadership positions. Mr. Penegor also worked for 12 years at Ford Motor Company in various positions, including in strategy, mergers and acquisitions, the controller's office and treasury. In addition to his role on the board at Ball, Mr. Penegor also serves as a board member on Michigan State University's Eli Broad College of Business Advisory Board. He also serves on the board of trustees of the Dave Thomas Foundation for adoption. Mr. Penegor holds a Bachelor of Science degree in accounting and a Master of Business Administration in finance from Michigan State University. Mr. Penegor's extensive experience as a senior executive at leading U.S. based public companies, including as the current Chief Executive Officer of The Wendy's Company, make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Magna International Inc.	OTHER CURRENT PUBLIC COMPANY BOARDS ▪ The Wendy's Company

BALL CORPORATION 2020 PROXY STATEMENT   |   17

BOARD AND CORPORATE GOVERNANCE

Class III Directors (Terms Expiring in 2021)

JOHN A. BRYANT	MICHAEL J. CAVE

▪

Independent Director since 2018

▪

Age 54

COMMITTEES

     ▪     Audit

▪

Nominating and Corporate Governance

CAREER HIGHLIGHTS

Mr. Bryant was an executive at Kellogg Company for 20 years and was its Chief Executive Officer from January 2011 to September 2017.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Mr. Bryant joined Kellogg Company in 1998 and held a variety of roles including Chief Financial Officer; President, North America; President, International; and Chief Operating Officer before becoming Chief Executive Officer in January 2011. He retired as Chairman of the Board in March 2018 and Chief Executive Officer in September 2017. In addition to his role on Ball's board, Bryant serves as a board member of Macy's Inc., and Compass PLC. He has also served as a trustee of the W.K. Kellogg Foundation Trust, and on the Boards of Directors of Catalyst and The Consumer Goods Forum. Mr. Bryant has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, manufacturing and strategy, and strategic planning. Mr. Bryant's extensive experience as a senior executive at a leading U.S. based public company, including as its Chief Executive Officer for seven years, make him well qualified to serve as a director.

▪

Independent Director since 2014

▪

Age 59

COMMITTEES

▪

Audit

▪

Finance

CAREER HIGHLIGHTS

Mr. Cave was Senior Vice President, The Boeing Company, and President of Boeing Capital Corp. from 2010 to 2014, and served for many years in senior management positions at Boeing. In the past five years, he has also served on the board of Esterline Technologies, Bellevue, Washington.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Mr. Cave served for 31 years in various managerial capacities for The Boeing Company. Most recently, Mr. Cave served as Senior Vice President and President of Boeing Capital Corp., a subsidiary of The Boeing Company, from 2010 to 2014. Prior to that, he served as Senior Vice President of Business Development and Strategy at The Boeing Company, as well as Vice President of Business Strategy & Marketing of Boeing Commercial Airplanes from 2006 until late 2009. Mr. Cave also served as Vice President & General Manager of Boeing's Airplane Programs division and focused on the strategy, product development and business results associated with those products. From 2003 to 2006, Mr. Cave served as the Chief Financial Officer of Boeing's Commercial Airplanes division and held various other senior positions prior to 2003. In addition to his accounting and financial expertise, Mr. Cave has broad experience in marketing and informational systems. He also serves on the Boards of Directors of Harley Davidson, Inc. (and as its presiding director) and Aircastle Limited. In 2004, Mr. Cave was honored with the Award for Executive Excellence by the Hispanic Engineer National Achievement Awards Corporation. His extensive board and management experience and qualifications make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Macy's Inc. ▪ Compass PLC	OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Harley-Davidson, Inc. ▪ Aircastle Limited

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BOARD AND CORPORATE GOVERNANCE

PEDRO HENRIQUE MARIANI
Director since 2017

▪

Age 66

COMMITTEES

     ▪     Finance

CAREER HIGHLIGHTS

Mr. Mariani joined BBM Group in 1981 and was elected to the executive committee of Banco BBM in 1983. He was appointed its Chief Executive Officer in 1991. Currently, he is the Chief Executive Officer and Chairman of the Board of Directors at Banco Bocom BBM. Mr. Mariani was President of ANBID (Brazilian Association of Investment Banks) between 1996 and 2000, and was a member of the Brazilian Financial System Council from 1988 to 1996. From 1995 to 2015, Mr. Mariani was an ex officio member of the Board of Directors of Latapack Ball Embalagens Limitada, which was a joint venture between Ball Corporation and its Brazilian partners that owned and operated a successful beverage can business in Brazil with annual revenues in excess of $590 million in 2015, the year in which Ball acquired the equity interests of its partners. Mr. Mariani and his family have also held interests in packaging and other businesses in Brazil for many years.

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE

Mr. Mariani holds a bachelor's degree in economics from Pontifícia Universidade Católica do Rio de Janeiro—PUC/RJ, Brazil, with specialization in Econometrics and Operational Research. Mr. Mariani's professional background, packaging industry expertise, banking experience, as well as his financial acumen and knowledge of South America make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ▪ None

BALL CORPORATION 2020 PROXY STATEMENT   |   19

BOARD AND CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

We believe our current Board of Directors benefits from a blend of recently added directors with fresh perspectives and longer-serving directors with extensive experience and a deep understanding of our business. Over the past several years, a number of directors have retired bringing opportunities to enhance the composition of our Board. The Board has worked diligently to develop a succession plan that has and will continue to serve our management, employees and shareholders. As part of this transformational journey, our Board purposefully planned for the known director retirements by carefully designing and executing searches to replace departing directors with directors who possessed comparable and value added skill sets. The composition of the Board has been refreshed with an eye towards critical financial, organizational and industry expertise, diversity, balance of tenure, and other important factors. Key highlights of our Board refresh journey include:

  ▪
  8 of 11 directors have joined the Board since 2014

  ▪
  our current Board reflects increased diversity with strong experience

  ▪
  the Board elected Mr. Stuart Taylor as lead independent director in April 2019

  ▪
  the average age of our directors is 60 years

  ▪
  the average tenure of our directors is 6 years

The Board transformation has coincided with a number of significant changes in our business including the Rexam beverage packaging acquisition in 2016, the growth of our aerospace business and the divestitures of our steel food, and aerosol and Chinese beverage packaging businesses. The Board is also focused on onboarding of new directors, Board education, and team building to preserve the Board's cohesive, professional and collaborative environment. An off-site retreat with the full Board, key management team members and external experts in areas including cybersecurity and sustainability was conducted in the fall of 2019 to review the evolving needs of the organization, as well as to reinforce collaboration among Board members.

In 2013, John A. Hayes was named Chairman of the Board, having been elected a director in 2010. In 2011, prior to his election as Chairman, Mr. Hayes was named President and Chief Executive Officer ("CEO"). Mr. Hayes assumed the position of Chairman after more than 14 years with Ball, most recently serving as President and CEO and a member of the Board.

Our Board of Directors is currently composed of Mr. Hayes, as well as 10 other directors, all of whom are independent directors, except for Mr. Hayes and Mr. Mariani. The Board has four standing committees—Audit, Nominating and Corporate Governance, Human Resources and Finance. Each of the committees, except for Finance, is composed solely of independent directors (the Finance Committee is primarily composed of independent directors), with each of the four committees having an independent director serving as chair.

Board leadership structure is a critical issue for many shareholders. The Board believes that ensuring independent and strong leadership is key to building long-term shareholder value, and we are confident our shareholders are well served by the traditional board leadership structure that combines the roles of Chairman and Chief Executive, and is supported by a strong Lead Independent Director in Mr. Taylor. While the Board assesses maintaining the combined role from time to time, the Board believes that Mr. Hayes is best situated to serve as Chairman as he is the director most familiar with our business and industry both domestically and internationally and is therefore best able to identify the strategic and operational priorities to be discussed by the Board. The Board also believes that combining the role of Chairman and CEO facilitates information flow between management and the Board and fosters strategic development and execution.

As Lead Independent Director, Mr. Taylor's responsibilities include:

  ▪
  coordinating the activities of the independent directors, including calling meetings of the independent directors

  ▪
  coordinating with the CEO and corporate secretary to set the agenda for Board meetings

  ▪
  chairing executive sessions of the independent directors

  ▪
  providing feedback and perspective to the CEO about discussions among the independent directors

  ▪
  helping facilitate communication between the CEO and the independent directors

  ▪
  presiding at Board meetings where the Chair is not present

  ▪
  performing other duties assigned from time to time by the Board

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BOARD AND CORPORATE GOVERNANCE

In addition, the Board maintains effective independent oversight through a number of governance practices, including open and direct communication with management, input on meeting agendas, annual performance evaluations and regular executive sessions.

Pursuant to SEC and New York Stock Exchange ("NYSE") rules, regularly scheduled executive sessions of nonmanagement directors are held. Nonmanagement Board members meet as a separate group at each regularly scheduled Board meeting, and executive sessions of independent directors are also held at least annually. Such meetings, chaired by the Lead Independent Director, promote open discussion by nonmanagement and independent directors enabling them to serve as a check on management.

In accordance with NYSE requirements, our Board of Directors is responsible for overseeing the risk management function. While the Audit Committee has primary responsibility for overseeing key aspects of financial and legal risk management, the entire Board is involved in overseeing enterprise risk management. Additionally, each Board committee considers the specific risks within its area of responsibility. Our Internal Audit Department has, for many years, analyzed various areas of risk to our business and has provided risk assessment and analysis to our Audit Committee. In 2007, we established a comprehensive Enterprise Risk Management process to ensure ongoing attention to various potential risk areas, and which is now supervised by our Senior Vice President and Chief Financial Officer. Key corporate and divisional risks are systematically identified and assessed on a regular basis. The results of this ongoing risk assessment are reported to our Audit Committee and to our Board at least annually, and were extensively reviewed by the directors at the October 2019 Board meeting.

One of the responsibilities of our Board of Directors is to evaluate the effectiveness of the Board and make recommendations involving its organization and operation. The Board annually conducts a robust self-evaluation process that is reviewed each year. One-on-one meetings with each Director are conducted by the Chair to discuss the evaluations and any other matters raised by the Directors. We recognize different board leadership structures may be appropriate for different companies and at different times. We believe our current leadership structure provides the most effective form of leadership for our organization at this time. We believe that our directors provide effective oversight of risk management through the Board's regular dialogue with management members, the Enterprise Risk Management process, annual Board and Committee self-evaluation, and assessment of specific risks within each Board committee area of responsibility.

BOARD DIVERSITY

Our Nominating and Corporate Governance Committee works with a globally-recognized consulting firm to identify potential Board candidates. Working with a set of specifically designed guidelines and a matrix of characteristics including characteristics of diversity, the firm is able to comprehensively assess Board candidates. After a thorough review process by our consultant against the criteria that have been provided, the pool of qualified candidates is presented to the Committee. Selected candidates are further assessed and interviewed by the Committee, and by other Board members, considering the values and needs of the organization.

Our Board embodies the principle of diversity. Over the past six years, we have added eight new directors to the Board, each of whom has significantly enhanced the diversity of the Board of Directors, creating a Board that reflects the diversity and inclusion of the organization. The Committee will continue to identify opportunities to improve the skills, qualifications, independence, diversity, tenure and refreshment of our Board when considering candidates in the future.

DIRECTOR TRAINING

All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third-party presentations and externally offered programs. Three directors attended external director training programs in 2019.

BALL CORPORATION 2020 PROXY STATEMENT   |   21

BOARD AND CORPORATE GOVERNANCE

CONTACTING OUR BOARD

Shareholders or others can send communications to the Board. Persons interested in communicating with the Board, its individual directors or its committees may send communications in writing to the Corporate Secretary or the Chairman of the Board. The communication should be sent in care of the Corporate Secretary:

Ball Corporation Attention: Corporate Secretary P.O. Box 5000 Broomfield, Colorado 80038-5000	Fax 303-460-2691 Attention: Corporate Secretary

In accordance with the NYSE and SEC requirements, the Corporation has established additional means for interested parties to send communications to the Board and selected committees, which are described on our website at www.ball.com/investors under "Corporate Governance."

Shareholder proposals for inclusion in the Corporation's proxy materials must be communicated as disclosed in this Proxy Statement under "Shareholder Proposals for 2020 Annual Meeting."

MEETINGS OF NONMANAGEMENT AND INDEPENDENT DIRECTORS

The Board meets regularly and not less than four times per year. Nonmanagement directors meet as a separate group at each regularly scheduled Board of Directors meeting. Independent directors meet at least annually. Mr. Taylor serves as Lead Independent Director.

DIRECTOR INDEPENDENCE STANDARDS

Pursuant to the NYSE Listing Standards, the Board has adopted a policy adhering to the director independence requirements of the NYSE in determining the independence of directors. These standards are described on our website at www.ball.com/investors under "Corporate Governance." The Board has determined that a majority of the Board is independent. Based upon the NYSE director independence standards, during 2019 each of the members of the Board was and currently is independent with the exception of Messrs. Hayes and Mariani.

22   |   WWW.BALL.COM/INVESTORS

BOARD AND CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEMBERSHIP

BOARD MEETINGS AND ANNUAL MEETING

The members of the Board are expected to attend all meetings of the Board, relevant committee meetings and the Annual Meeting of Shareholders. The Board held six meetings during 2019. Every legacy director attended 80% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served. All directors at the time attended the 2019 Annual Meeting. Mr. Penegor and Ms. Sapp attended all Board and applicable committee meetings since their respective appointments.

BOARD COMMITTEES

The Board has an Audit Committee, Finance Committee, Human Resources Committee and Nominating and Corporate Governance Committee.

COMMITTEES

Director	Independent	Audit	Finance	Human Resources	Nominating and Corporate Governance
CLASS I—CONTINUING DIRECTORS (FOR TERMS EXPIRING IN 2022)
Daniel J. Heinrich	Yes

Georgia R. Nelson	Yes

Cynthia A. Niekamp	Yes

Todd A. Penegor	Yes
CLASS II—DIRECTOR NOMINEES (FOR TERMS EXPIRING IN 2023)
John A. Hayes

Cathy D. Ross	Yes

Betty Sapp	Yes

Stuart A. Taylor II	Yes
CLASS III—CONTINUING DIRECTORS (FOR TERMS EXPIRING IN 2021)
John A. Bryant	Yes

Michael J. Cave	Yes

Pedro Henrique Mariani

Meetings in 2019	Board: 6	5	4	5	4

BALL CORPORATION 2020 PROXY STATEMENT   |   23

BOARD AND CORPORATE GOVERNANCE

AUDIT COMMITTEE

MEMBERS

  ▪
  Cathy D. Ross

  ▪
  John A. Bryant

  ▪
  Michael J. Cave

  ▪
  Daniel J. Heinrich

  ▪
  Todd A. Penegor

MEETINGS IN FISCAL 2019

The Board has determined that each member of the Audit Committee is independent and financially literate, has accounting or financial management expertise and is an Audit Committee financial expert under the NYSE Listing Standards and the SEC regulations.

AUDIT COMMITTEE CHARTER AND REPORT
Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the NYSE listing. A copy of the charter of our audit committee is available on the Corporate Governance section of our website at www.ball.com/investors.

►
The Report of the Audit Committee appears on page 75 of this Proxy Statement.

The Committee has considered the non-audit services provided during 2019 and 2018 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor's independence. The Committee believes the fees paid to the independent auditor in respect of the services were appropriate, necessary and cost-efficient in the management of the business of the Corporation and are compatible with maintaining the auditor's independence.

PRIMARY RESPONSBILITIES

The primary purpose of the Audit Committee is:

▪
to assist the Board in fulfilling its responsibilities to oversee management's conduct and the integrity of the Corporation's public financial reporting process, including the oversight of:

(1)
accounting policies;

(2)
the system of internal accounting controls over financial reporting;

(3)
disclosure controls and procedures;

(4)
the performance of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation (the "independent auditor");

(5)
the Internal Audit Department; and

(6)
the Legal and Regulatory compliance.

The Audit Committee is also responsible for:

▪
engaging and evaluating the Corporation's independent auditor and its lead engagement partner, including the qualifications and independence of both;

▪
resolving any differences between management and the independent auditor regarding financial reporting;

▪
reviewing and preapproving all audit and non-audit fees and services provided by the independent auditor; and

▪
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

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BOARD AND CORPORATE GOVERNANCE

FINANCE COMMITTEE

MEMBERS

  ▪
  Michael J. Cave

  ▪
  Cynthia A. Niekamp

  ▪
  Pedro Henrique Mariani

  ▪
  Betty Sapp

MEETINGS IN FISCAL 2019

FINANCE COMMITTEE CHARTER
A copy of the charter of our finance committee is available on the Corporate Governance section of our website at www.ball.com/investors.

PRIMARY RESPONSBILITIES

The primary purposes of the Finance Committee are:

▪
to assist the Board in fulfilling its responsibility to oversee:
(1)
management in the financing and related risk management of the Corporation;

(2)
the status of the Corporation's retirement plans and insurance policies;

(3)
the Corporation's policies relating to interest rates, commodity hedging and currency hedging;

(4)
the hiring of experts, as deemed appropriate to advise the Committee in the performance of its duties; and

(5)
to report to the Board concerning the financing of the Corporation and the performance of the Committee.

HUMAN RESOURCES COMMITTEE

MEMBERS

  ▪
  Georgia R. Nelson

  ▪
  Daniel J. Heinrich

  ▪
  Cynthia A. Niekamp

  ▪
  Betty Sapp

  ▪
  Stuart A. Taylor II

MEETINGS IN FISCAL 2019

The Board has determined that the members of the Committee are independent under the NYSE Listing Standards.

HUMAN RESOURCES COMMITTEE CHARTER AND REPORT
A copy of the charter of our human resources committee is available on the Corporate Governance section of our website at www.ball.com/investors.

►
The Report of the Human Resources Committee appears on page 53 of this Proxy Statement.

PRIMARY RESPONSBILITIES

The primary purpose of the Human Resources Committee is:

▪
to assist the Board with input from executive management in fulfilling its responsibilities related to:

(1)
the evaluation and compensation of the CEO and overseeing and approving the compensation of the other executive officers of the Corporation;

(2)
approving the Corporation's stock and cash incentive compensation programs including awards to executive officers and the number of shares to be optioned and/or granted from time to time to employees of the Corporation;

(3)
approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans;

(4)
discussing the performance evaluation system and succession planning system of the Corporation, including discussions with the CEO about the succession plan for the CEO;

(5)
hiring experts, including executive compensation consultants, as deemed appropriate to advise the Committee;

(6)
assessment of compensation-related risks; and

(7)
authorizing the administration of compensation programs and the filing of required reports with federal, state and local governmental agencies.

BALL CORPORATION 2020 PROXY STATEMENT   |   25

BOARD AND CORPORATE GOVERNANCE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

MEMBERS

  ▪
  Stuart A. Taylor

  ▪
  John A. Bryant

  ▪
  Georgia R. Nelson

  ▪
  Todd A. Penegor

  ▪
  Cathy D. Ross

MEETINGS IN FISCAL 2019

The Board has determined that the members of the Committee are independent under the NYSE Listing Standards.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
A copy of the charter of our nominating and corporate governance committee is available on the Corporate Governance section of our website at www.ball.com/investors.

PRIMARY RESPONSBILITIES

The primary purpose of the Nominating and Corporate Governance Committee is

▪
to assist the Board in fulfilling its responsibility to:

(1)
identify qualified individuals to become Board members;

(2)
recommend to the Board the selection of Board nominees for the next Annual Meeting of Shareholders;

(3)
address the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices;

(4)
oversee the evaluation of the Board and its committees; and

(5)
review and assess the Corporation's sustainability activities and performance.

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BOARD AND CORPORATE GOVERNANCE

Director Nominee Process and Evaluation

The Board has established a process whereby nominees to the Board may be submitted by members of the Board, the CEO, shareholders and any other persons. The Committee considers these recommended candidates in light of criteria set forth below.

The Committee will seek candidates who meet at a minimum the following criteria:

  ▪
  have sufficient time to attend or otherwise be present at Board, relevant Board committee and Shareholders' meetings;

  ▪
  will subscribe to Ball Corporation's Corporate Governance Guidelines and the Executive Officers and Directors Ethics Statement;

  ▪
  demonstrate credentials and experience in a broad range of corporate matters;

  ▪
  have experience, qualifications, attributes and skills that would qualify them to serve as a director;

  ▪
  will subscribe to the finalized strategic and operating plans of the Corporation as approved by the Board from time to time;

  ▪
  are not affiliated with special interest groups that represent major causes or constituents; and
  ▪
  meet the criteria, if any, for being a director of the Corporation as set forth in the Indiana Business Corporation Law, the Articles of Incorporation and the Bylaws of the Corporation.

As further described in the Board Diversity section on page 21, the Committee will apply the principles of diversity in consideration of candidates. The Committee utilizes third-party consultants to identify and screen candidates on a confidential basis for service on the Board. The Committee will also determine candidates' qualifications according to the standards set by the Committee and by evaluating the qualifications of all candidates. This well-defined practice produces the most qualified nominees suited to serve as a director while attempting to ensure that a majority of the Board is independent. Also, and where needed, our recruiting practices ensure that candidates meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise or audit committee financial expert status.

The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders no later than November 16, 2020 in accordance with our Bylaws. Any such recommendation should be in writing and addressed to:

The Chair, Nominating and Corporate Governance Committee Ball Corporation c/o Corporate Secretary P.O. Box 5000 Broomfield, Colorado 80038-5000	Fax 303-460-2691 Attention: Corporate Secretary

The Nominating and Corporate Governance Committee received no recommendations for candidates as nominees for the Board from a security holder or group of security holders that beneficially owned more than 5% of the Corporation's voting common stock for at least one year as of the date of the recommendation.

BALL CORPORATION 2020 PROXY STATEMENT   |   27

BOARD AND CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The table set forth below summarizes the 2019 compensation paid to each of our nonmanagement directors. The elements of the nonmanagement director compensation program are evaluated and determined by the Nominating and Corporate Governance Committee, which takes into account market data provided by our external consultant. Effective January 1, 2019, the director compensation program consisted of:

Annual Compensation ($)

Fixed cash retainer	85,000

Target incentive cash retainer (may range from $0 to $30,000)*	15,000

RSU award	145,000

Audit Committee Chair	20,000

Human Resources Committee Chair	20,000

Finance Committee Chair	15,000

Nominating and Corporate Governance Committee Chair	15,000

Lead Independent Director fixed cash retainer	25,000

*
The annual incentive retainer is subject to our performance under the same performance measures as the Annual Consolidated EVA® Incentive Compensation Plan, which is based on EVA® principles. The actual amount paid may range from $0 to $30,000.

Newly elected directors are each awarded a one-time grant of RSUs valued at $150,000 upon joining the Board. The elements of deferral for nonmanagement directors are detailed in the "Non-Qualified Deferred Compensation" section.

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BOARD AND CORPORATE GOVERNANCE

The Director Compensation Table sets out the compensation earned for 2019, with any other compensation payments noted.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Robert W. Alspaugh	$33,462	$—	$—	$4,442	$—	$20,000	$57,904

John A. Bryant	$85,000	$145,012	$—	$14,100	$—	$17,000	$261,112

Michael J. Cave	$100,000	$145,012	$—	$14,100	$—	$—	$259,112

Daniel J. Heinrich	$98,626	$145,012	$—	$14,100	$—	$5,000	$262,738

Pedro H. Mariani	$85,000	$145,012	$—	$14,100	$—	$—	$244,112

Georgia R. Nelson	$98,626	$145,012	$—	$14,100	$—	$5,000	$262,738

Cynthia A. Niekamp	$85,000	$145,012	$—	$14,100	$—	$5,000	$249,112

Todd A. Penegor	$16,630	$150,002	$—	$2,781	$—	$—	$169,414

Cathy D. Ross	$85,750	$145,012	$—	$14,100	$—	$20,000	$264,861

Betty Sapp	$43,250	$150,005	$—	$7,108	$—	$—	$200,363

Theodore M. Solso	$39,835	$—	$—	$4,442	$—	$40,000	$84,278

Stuart A. Taylor II	$118,626	$145,012	$—	$14,100	$13,985	$—	$291,723

(1)
Values represent fees for annual fixed retainer, committee chair retainer and Lead Independent Director retainer paid under the nonmanagement director compensation program. The values for Ms. Ross and Ms. Sapp include $750 related to special assignments in 2019. Messrs. Alspaugh, and Solso, and Ms. Ross deferred payment of their cash fees to the 2017 Deferred Compensation Company Stock Plan for Directors.

(2)
Reflects the fair value of RSU awards granted to nonmanagement directors in 2019, calculated in accordance with Topic 718. All continuing nonmanagement directors received an annual award of 2,462 RSUs, using the closing price of the Corporation's common stock April 29, 2019, at $58.90 per unit, resulting in a total award value of $145,012 for each director, excluding Ms. Sapp, who received a grant upon joining the Board of 2,135 RSUs on July 1, 2019, at $70.26 per unit, resulting in a total award value of $150,005 and Mr. Penegor, who received a grant upon joining the Board of 2,075 RSUs on October 21, 2019, at $72.29 per unit, resulting in a total award value of $150,002.

(3)
Values represent the annual incentive retainer achieved for 2019, which was paid in February 2020, based on a performance factor of 94% applied to the $15,000 target for all nonmanagement directors. Messrs. Alspaugh, Bryant and Solso, and Ms. Ross deferred payment of their 2019 annual incentive retainer to the 2017 Deferred Compensation Company Stock Plan for Directors.

(4)
Represents the amount of above-market interest earned under the Corporation's Deferred Compensation Plans, described in the "Non-Qualified Deferred Compensation" section.

(5)
Values represent the 20% Company match, up to a maximum of $20,000, available under the 2005 Deferred Compensation Company Stock Plan, and 2017 Deferred Compensation Company Stock Plan for Directors as described in the "Non-Qualified Deferred Compensation" section. Specific deferrals may result in Company match to both plans, up to the $20,000 annual maximum, per plan. Values also represent Company matching charitable donations under the Matching Gifts Program for Directors.

Name	Aggregate Number of Outstanding Stock Awards as of December 31, 2019

John A. Bryant	6,038

Michael J. Cave	28,922

Daniel J. Heinrich	21,926

Pedro H. Mariani	56,610

Georgia R. Nelson	89,282

Cynthia A. Niekamp	21,926

Todd A. Penegor	2,075

Cathy D. Ross	9,563

Betty Sapp	2,135

Stuart A. Taylor II	174,638

BALL CORPORATION 2020 PROXY STATEMENT   |   29

BOARD AND CORPORATE GOVERNANCE

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

We have established a stock ownership guideline for each nonmanagement director equal to five times their annual cash retainer amount. All directors currently meet this guideline, with the exception of Mr. Bryant, who joined the Board in September 2018 and Ms. Sapp and Mr. Penegor, who joined the Board in July 2019 and October 2019, respectively, and are in the process of attaining shares within the required period.

Nonmanagement Directors	5x Annual Fixed Retainer

Chief Executive Officer	6x Base Pay

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the NYSE Listed Company Manual (the "NYSE Listing Standards"). The Corporate Governance Guidelines are set forth on our website at www.ball.com/investors under "Corporate Governance." A copy of the guidelines may also be obtained upon request from the Corporation's Corporate Secretary.

POLICIES ON BUSINESS ETHICS AND CONDUCT

Chaired by a designated Compliance Officer, we established a Corporate Compliance Committee in 1993 which now consists of a focal point for each operating division. The Committee provides quarterly reports to management and to the Audit Committee. The Committee also publishes the Business Ethics Code of Conduct, which is regularly reviewed and updated. The Board has adopted a separate business ethics statement referred to as the Ball Corporation Executive Officers and Directors Business Ethics Statement ("Executive Officers and Directors Ethics Statement") designed to establish principles requiring the highest level of ethical behavior toward achieving business success within the requirements of the law and our policies and ethical standards. The Business Ethics Code of Conduct and the Executive Officers and Directors Ethics Statement are set forth on our website at www.ball.com/investors under "Corporate Governance" Copies may also be obtained upon request from the Corporation's Corporate Secretary.

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BOARD AND CORPORATE GOVERNANCE

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

We have adopted a policy with respect to transactions with related persons requiring our executive officers and directors to comply with all SEC and NYSE requirements concerning transactions between us and "related persons," as defined in the applicable SEC and NYSE rules. One of our named executive officers, Daniel W. Fisher, shares a household with our vice president, Global Business Services, whose 2019 compensation was in excess of $120,000. To facilitate compliance with the related persons policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with the Corporation undertaken or contemplated by such officer or director, by any beneficial owner of 5% or more of the Corporation's voting securities or by any immediate family member. The Chairman of the Board will refer any transaction to the General Counsel for review and recommendation. Upon receipt of such review and recommendation, the matter will be brought before the Nominating and Corporate Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is stated in writing and is part of the Ball Corporation Executive Officers and Directors Ethics Statement. The written form of the policy can be found on our website, as indicated in the section "Policies on Business Ethics and Conduct" on page 30 herein.

BALL CORPORATION 2020 PROXY STATEMENT   |   31

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

CD&A TABLE OF CONTENTS

32	EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

33	Executive Summary

33	Ball is Committed to Shareholder-Oriented Corporate Governance

34	Ball's EVA®-Focused Business Strategy Delivers Results in 2019

34	Ball's EVA®-Disciplined Performance Continues to Deliver for Shareholders

36	Compensation Programs Aligned with Business Strategy and Shareholder Interests

37	Shareholder Engagement

38	Elements of Pay-for-Performance and Management-as-Owners Philosophy

39	Composition of Our NEOs in 2019

40	NEO Compensation has a Strong Pay-for-Performance Linkage

41	NEO Target Compensation Awarded in 2019

42	Compensation Outcomes Driven by Business Performance

43	Compensation Objectives and Philosophy

43	Role of the Human Resources Committee and Executive Compensation Consultant

43	Market Reference Points and Peer Groups

45	Process for Determining Executive Compensation

46	Specifics Related to the 2019 Executive Compensation

46	Base Salary

47	Annual Incentive

48	Long-Term Incentives

51	Retirement Benefits

52	Other Executive Compensation Policies and Guidelines

52	Plan Terms and Procedures

52	Risk Assessment

52	Stock Ownership Guidelines

52	Anti-Hedging and Anti-Pledging Policy

52	Severance and Change in Control Benefits

53	Accounting and Tax Considerations

53	REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

54	COMPENSATION TABLES AND NARRATIVE

54	Summary Compensation Table

56	Grants of Plan-Based Awards Table

58	Outstanding Equity Awards Table

59	Option Exercises and Stock Vested Table

60	Non-Qualified Deferred Compensation Plans Table

62	Pension Benefits Table

64	Other Potential Post-Employment Benefits

71	CEO Pay Ratio

71	Equity Compensation Plan Information

This Compensation Discussion and Analysis ("CD&A") portion of the Proxy Statement describes Ball Corporation's business strategy, the alignment between our business strategy, shareholder interests and our pay-for-performance executive compensation programs. The CD&A also provides the required compensation disclosure for 2019 for the Corporation's named executive officers.

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EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY

We strive to increase shareholder value by utilizing our long-standing EVA® mindset to lead our business strategy, prudently allocating growth capital and effectively managing our balance sheet. Our focus in on ensuring aluminum beverage and aerosol cans are the most sustainable packages in our customers' growing product portfolios and that our aerospace and defense technologies and services meet the growing demand for the climate monitoring, weather prediction and intelligence, reconnaissance and surveillance needs of the U.S. government.

During 2019, strong global growth for aluminum beverage packaging products, high demand for Ball's aerospace capabilities and our growing earnings and cash flow allowed us to return approximately $1.1 billion to shareholders and generate $217 million of EVA® dollars.

We continued to positively focus on our culture and employee engagement to enable our business strategy and to differentiate us in the market for talent. The dedication, clear focus and hard work of our employees, combined with the importance of knowing who we are, where we are going and what is important, has positioned Ball Corporation to drive long-term value for all stakeholders in 2020 and beyond.

Ball Is Committed to Shareholder-Oriented Corporate Governance

Our governance process ensures that the executive compensation program is appropriately maintained and updated to always meet a standard of excellence in pay-for-performance alignment. Specifically, a number of practices and policies are in place to promote the continuous improvement and accountability of our executive compensation program:

COMPENSATION AND GOVERNANCE BEST PRACTICES

▪	A Human Resources Committee of the Board of Directors (the "Committee") composed entirely of directors who meet the NYSE independence standards;

▪	An independent executive compensation consultant, engaged by and reporting directly to the Committee;

▪	A review of total compensation via tally sheets;

▪	External benchmarking of compensation levels and incentive design practices;

▪	Dividend equivalents for stock awards which accrue during the vesting and/or performance periods and are paid only if vesting terms and/or performance measures are achieved;

▪	Nominal perquisites that are not grossed-up for taxes;

▪	Ongoing assessment of the relationship between risk and compensation programs;

▪	Executive stock ownership guidelines for executives and directors;

▪	Anti-hedging and anti-pledging policies for our executives and directors;

▪	A shareholder-approved recoupment or "clawback" provision for cash incentive and stock compensation, which in the case of fraud or intentional misconduct by any executive at a level of vice president or above, may result in full reimbursement to Ball of any incentive compensation or cancellation of any outstanding awards to the executive; and

▪	Change-in-control agreements with multiples that do not exceed two times pay and that require a termination of employment following a change in control ("double trigger") before severance benefits are due. Excise tax gross-ups have been eliminated for any new change-in-control agreements entered into after January 1, 2010.

The Committee is confident that our executive compensation program, our management-as-owners culture, and our pay-for-performance philosophy have directly contributed to the successful performance of the business and resulted in an executive team closely aligned with shareholders.

BALL CORPORATION 2020 PROXY STATEMENT   |   33

EXECUTIVE COMPENSATION

Ball's EVA®-Focused Business Strategy Delivers Results in 2019

Our vision for the future relies upon our long-held EVA® discipline. All lines of business and strategic initiatives are consistently measured through an EVA® lens. EVA® by simple definition is sales less operating costs ("NOPAT" or net operating profit after-tax) less a cost of capital charge. We have, for more than 25 years, sought to increase total EVA® generated year-on-year resulting in sustainable shareholder value creation. Requiring each business to earn returns higher than its cost of capital drives managers to make the best long-term decisions for our stakeholders, by intelligently cutting costs through lean initiatives, implementing process efficiencies, undertaking focused outsourcing efforts, investing in innovation, technology and infrastructure capital to drive profitable growth, and turning working capital faster and/or reducing working capital and assets within marginal or underperforming businesses.

Some of the actions taken in 2019 to enhance long-term EVA® and perpetuate the social, economic and environmental sustainability of our company included:

▪
announcing the construction of state-of-the art specialty beverage manufacturing facilities in the United States and Brazil in addition to installing and speeding up specialty beverage can lines in existing beverage manufacturing facilities in North America and Europe to serve 5% unit volume growth across our global beverage business;

▪
broadening employee engagement and training including two global Women's Summits held in North America and Europe, initiating a new global talent management system, hosting an internal Climate Summit to ensure alignment with our customers and supply chain, sponsoring an unconscious bias training to foster inclusivity and continuing workplace safety and skills-based training in our manufacturing operations;

▪
investing to expand our aerospace infrastructure in Colorado to support over $2.5 billion of contracted backlog and hiring more than 2,000 new employees in the business since 2017;

▪
closing on the sale of underperforming Chinese aluminum beverage facilities for $200 million in cash proceeds to further reduce our leverage and return value to shareholders;

▪
launching our new lightweight, brandable aluminum cups business to provide additional aluminum packaging solutions to venues transitioning away from single-use plastics;

▪
setting significant greenhouse gas emission reduction goals to reduce our carbon footprint and transitioning to 100% renewal energy in North America by 2021;

▪
paying down debt to an optimal leverage level;

▪
returning over $1.1 billion to shareholders, and

▪
deploying $350 million of growth capital expenditure to high EVA® returning projects.

Ball's EVA®-Disciplined Performance Continues to Deliver for Shareholders

As a result of multi-year execution of our EVA®-focused strategy:

▪
Ball's stock price closed 2019 at $64.67, an increase of 40.7% over the prior year.

▪
In May 2019, we increased the quarterly cash dividends 50% to 15 cents per share, providing annual dividends of $182 million, and completed $945 million of net repurchases of our common stock. Since 2009 we have returned over $5 billion to shareholders via share repurchases and dividends.
▪
Including reinvested dividends, Ball generated 1-year, 3-year, 5-year and 10-year total returns of 41.8%, 77.1%, 97.8% and 445.4% respectively; significantly above the 1-year, 3-year, 5-year and 10-year returns for the S&P 500 of 28.9%, 44.3%, 56.9% and 189.7% respectively.

▪
Ball's 1-year, 3-year, 5-year and 10-year total returns also surpassed the Containers and Packaging Index returns of 25.6%, 17%, 28.4% and 155% over the same periods respectively.

These results are a continuation of the performance delivered over the past number of years and provide a firm foundation for further growth as we execute our strategy.

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EXECUTIVE COMPENSATION

As demonstrated in the charts below, Ball continues to deliver strong, long-term shareholder returns.

Ball Total Shareholder Returns vs. Key Indices

BALL CORPORATION 2020 PROXY STATEMENT   |   35

EXECUTIVE COMPENSATION

To illustrate the connection between EVA® and shareholder value, the chart below summarizes a 20-year 92% historical correlation of EVA® dollar returns and share price growth. The chart also shows Ball's demonstrated ability to generate significant EVA® returns, while significantly expanding its invested capital base, which has increased by approximately $8 billion since 1998. Through its continued and disciplined use of EVA® as the lens for strategic decisions, Ball continues to efficiently deploy capital and generate significant shareholder value.

SUSTAINABLE EVA® GROWTH ABOVE WACC ACROSS INCREASING
AVERAGE INVESTED CAPITAL BASE DRIVES LONG-TERM VALUE CREATION

Stock prices adjusted for the February 22, 2002, August 23, 2004, February 15, 2011 and May 16, 2017, two-for-one stock splits. Average invested capital base grew from approximately $2 billion in 1998 to approximately $10 billion in 2018. Chart reflects the 6-month, partial-year increase associated with the Rexam acquisition which closed on June 30, 2016, net required divestment; therefore, 2017 reflects the full-year notable increase in returns on the company's average invested capital base. EVA®$ historical correlation calculated over the 1999 to 2019 period.

Going forward, our strong free cash flow and solid balance sheet provide the flexibility to continue to invest in our aluminum packaging and aerospace businesses and to commercialize the sustainability benefits of our metal packaging businesses, including our recently launched lightweight aluminum cup. We remain committed to return a significant amount of capital to shareholders via our long-standing, consistent share repurchase program and payment of dividends, in 2020 and beyond.

Compensation Programs Aligned with Business Strategy and Shareholder Interests

We are committed to our pay-for-performance and management-as-owners compensation philosophy, which aligns compensation with our business strategy and shareholder value creation. This is illustrated through use of short-term and long-term incentive programs that focus on continuous EVA® dollar growth, TSR, ROAIC and absolute stock price growth.

In those incentive programs that have EVA® growth-based performance targets, we are committed to shareholder value creation as demonstrated through:

▪
EVA® HURDLE RATE HIGHER THAN WACC
We use a formula that applies a minimum hurdle rate of 9% after-tax when determining EVA® dollars generated, although our estimated weighted average cost of capital ("WACC") is approximately 6%. Requiring a hurdle rate above the WACC provides a level of returns to shareholders before the incentive plans begin to reward our

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EXECUTIVE COMPENSATION

  employees. Hence, shareholder value creation is realized when returns are greater than the approximately 6% WACC, whereas the basis for compensation is EVA®-generated utilizing the higher 9% hurdle rate.

▪
RISK-ADJUSTED EVA® HURDLE RATES
While 9% after tax is the standard minimum hurdle rate generally used by us in its calculation of EVA® dollars generated, we require hurdle rates higher than 9% for higher-risk regions, emerging markets or new technologies.

▪
FORMULAIC EVA® TARGET SETTING
We follow a best practice approach to short-term incentive goal-setting by using a consistent, objective, formulaic methodology that continuously focuses on EVA® dollar growth. This process is core to EVA® mechanics and the same formula has been used by us for more than 25 years. We find that this methodology removes the subjectivity that is sometimes found in other goal-setting methods, avoids unnecessary internal budget negotiations, requires consistent incremental value creation, allows for transparency with employees and shareholders, and enables direct employee engagement in achieving desired results that are aligned with shareholder interests. More information on this formulaic approach to Ball's short-term incentive goal-setting can be found in the Annual Incentive section of this CD&A.

Beyond our programs that are focused on EVA®, we further ensure pay-for-performance alignment with shareholder value generation through:

▪
Additional long-term incentive programs that utilize value-added financial performance metrics other than EVA®—specifically, ROAIC, TSR and absolute stock price growth—creating accountability for both the efficient deployment of capital, strong earnings generation and stock price performance.

▪
A management-as-owners culture that builds a management team with meaningful ownership in Ball. Executives are closely aligned to shareholder interests through established ownership expectations, equity-based long-term incentives and other periodic programs that encourage individuals to make meaningful investments in Ball Corporation common stock.

Shareholder Engagement

The annual Proxy Statement and Say-on-Pay voting process provides an additional opportunity for us to receive comprehensive feedback from shareholders. Each year, we leverage the opportunity to engage our institutional investors' stewardship committees to discuss the company's business performance, board composition, pay practices and sustainability (or ESG) initiatives. During these engagements, management, our Lead Independent Director and shareholders discussed a number of topics, including Ball's pay practices, long-term use of EVA®, board composition, employee engagement, progress on diversity and inclusion initiatives and sustainability leadership. As a result of positive shareholder feedback and our continued solid financial performance, our board of directors, based upon the recommendation of our Human Resources Committee, unanimously recommended to retain our existing executive compensation program and its pay-for-performance linkage, and continued strong alignment with shareholder value creation.

BALL CORPORATION 2020 PROXY STATEMENT   |   37

EXECUTIVE COMPENSATION

Elements of Pay-for-Performance and Management-as-Owners Philosophy

The major elements of Ball's compensation philosophy are shown in the table below, with the page number in the CD&A that details the specifics of each of these components:

Compensation	Compensation Element	Purpose	Basis for Performance Measure	Alignment with Principles of Pay-for-Performance	► Page

SHORT-TERM ANNUAL CASH COMPENSATION	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities	Position-based pay adjusted for individual performance and contribution	Competitive compensation element required to recruit and retain top executive talent	48

	Economic Value Added ("EVA®") Annual Incentive Plan	Designed to reward achievement of specified annual corporate and/or operating unit financial goals	Absolute EVA® dollars generated (net operating profit after-tax, less a cost of capital charge)	Incentive linked to actual economic value generated by the business, ultimately driving shareholder value	49

LONG-TERM INCENTIVES (CASH)	Long-Term Cash Incentive Plan ("LTCIP")	Designed to promote long term creation of shareholder value in relative and absolute terms	50% weighting of: ▪ ROAIC ▪ Relative TSR vs. S&P 500 subset	Rewards for ROAIC performance above a target rate that is higher than Ball's WACC and for total shareholder returns relative to the broader investor market	50

LONG-TERM INCENTIVES (EQUITY)	Stock Options	Designed to promote stock ownership and long term performance resulting in the creation of shareholder value	Stock price appreciation	Ties to our management-as-owners philosophy and rewards for absolute stock price growth over time	52

	Performance Contingent Restricted Stock Units ("PC-RSUs")	Designed to promote stock ownership through the achievement of absolute EVA® dollar growth over a 3-year period	Absolute EVA® dollars generated versus 0%, 4% and 8% compound annual growth rates	Ties to our management-as-owners philosophy through building executive ownership with stock unit awards that vest contingent only upon the achievement of absolute EVA® dollar growth relative to compound growth rate targets over a 3-year period	52

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EXECUTIVE COMPENSATION

Compensation	Compensation Element	Purpose	Basis for Performance Measure	Alignment with Principles of Pay-for-Performance	► Page

OTHER PERIODIC PROGRAMS	Restricted Stock/RSUs	Designed to promote stock ownership, provide a retention incentive and incentivize the creation of shareholder value	Value based on stock price	Granted from time-to-time and tied to our management-as-owners philosphy, generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention	53

	Deposit Share Program ("DSP")	Designed to promote financial investment in the Corporation, promote stock ownership and incentivize the creation of shareholder value	Value based on stock price	Granted from time-to-time and tied to our management-as-owners philosophy, offering RSUs in exchange for the recipient voluntarily investing in and holding shares of Company stock	53

Composition of Our NEOs in 2019

This year's NEOs are shown below:

John A. Hayes, 54	Scott C. Morrison, 57	Daniel W. Fisher, 47	Lisa A. Pauley, 58	Robert D. Strain, Jr. 63
President and Chief Executive Officer since 2011, elected Chairman in 2013	Senior Vice President and Chief Financial Officer since 2010	Senior Vice President and Chief Operating Officer, Global Beverage Packaging since 2016	Senior Vice President, Human Resources and Administration since 2011	Senior Vice President, Ball Corporation; President, Ball Aerospace since 2013

BALL CORPORATION 2020 PROXY STATEMENT   |   39

EXECUTIVE COMPENSATION

NEO Compensation Has a Strong Pay-for-Performance Linkage

Consistent with our pay-for-performance, management-as-owners philosophy described previously, the majority of the target total compensation for our executives is variable based on performance, which constitutes pay at risk. The CEO is eligible to participate in the same executive programs as the other NEOs; however, a larger portion of the CEO's target total compensation is at risk. The following charts represent the mix of target total compensation awarded to our CEO and other NEOs in 2019. Our emphasis on longer term compensation, through performance-based long-term cash and stock awards, ensures a strong continued alignment between Ball's executive ownership and shareholder value creation objectives, and is consistent with competitive market data.

2019 CEO TARGET COMPENSATION MIX	2019 AVERAGE OTHER NEO TARGET COMPENSATION

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EXECUTIVE COMPENSATION

NEO Target Compensation Awarded in 2019

After our review of competitive market data based on both General Industry and Peer Group, our financial and operational performance, executive compensation consultant and CEO recommendations, tally sheet analysis, executive individual performance, and internal pay comparisons, the Committee authorized the following target total compensation elements for the CEO and other NEOs:

  ▪
  Base salary based on analysis of external market data and our pay philosophy;

  ▪
  Continued utilization of the short-term annual incentive EVA® plan;

  ▪
  Continued utilization of LTCIP awards. The performance measures and degree of vesting for the 2019-2021 LTCIP awards is based on ROAIC performance above a target rate set above Ball's WACC and shareholder returns that outperform the market. LTCIP awards for 2019-2021 have a potential outcome to executives of 0% to 200%; and

  ▪
  Continued utilization of PC-RSU awards. The performance measure and degree of vesting for the 2019-2021 PC-RSU awards is based on a future target value of absolute EVA® dollars generated in excess of our internal 9% after-tax hurdle rate as the capital charge, relative to 0% (threshold), 4% (target) and 8% (maximum) compound growth rate targets achieved over a three-year period. PC-RSU awards for 2019-2021 have a potential outcome to executives of 0% to 200%.

  ▪
  Continued utilization of Stock Option awards. As outlined previously, Stock Options reward absolute stock price growth over time.

BALL CORPORATION 2020 PROXY STATEMENT   |   41

EXECUTIVE COMPENSATION

Compensation Outcomes Driven by Business Performance

Our fiscal 2019 financial results and the resulting EVA® were directly connected to the outcome of our annual short-term incentive plan, with performance relative to targets, as shown below:

Compensation	Compensation Element	2019 Performance Achievement	2019 Pay Outcome

ANNUAL CASH COMPENSATION	Economic Value Added ("EVA®") Annual Incentive Plan	For Ball's Consolidated Plan, the actual EVA® generated in excess of Ball's internal 9% after-tax hurdle rate for fiscal year 2019 of $216.9 million was slightly below our $227.4 million EVA® incentive plan target by $10.5 million. The actual EVA® generated in the Global Beverage Packaging business was also below the EVA® incentive plan target and the actual EVA® generated in Aerospace business significantly exceeded its EVA® incentive plan target.	Resulted in an award of 94% of target for all NEOs, except Mr. Fisher, whose payout was 86%, and Mr. Strain, whose payout was 261% (capped at 200% with remainder banked; see "Annual Incentive" section of CD&A for more details). Mr. Fisher and Mr. Strain's targets were based on a combination of their respective operating units' financial and EVA® goals and the Corporation's consolidated plan.

Our fiscal year 2019 results reflect our continued efforts in growing the organization, the successful execution of our business strategy, and strong performance in prior years. Pay realized by our NEOs from long-term incentive performance periods completed at 2019 year-end continues to reflect our commitment to improved financial performance and stock price growth, as shown below:

Compensation	Compensation Element	2019 Performance Achievement	2019 Pay Outcome

LONG-TERM INCENTIVES (CASH)	Long-Term Cash Incentive Plan ("LTCIP") 2017-2019 Period

▪

Actual 3-year average ROAIC of 11.3% exceeded the target of 9.0% and exceeded the maximum of 11.0%.

▪

Relative TSR versus the S&P 500 subset was at the 81st percentile, which exceeded the maximum of the 75th percentile.

Based on the 50%/50% blended ROAIC and TSR performance relative to targets, all of our NEOs received LTCIP payout equal to 200% of target.

LONG-TERM INCENTIVES (EQUITY)	Performance-Contingent RSUs ("PC-RSUs") 2017-2019 Period	Actual EVA® generated was $216.9 million compared to the target of $223.4 million, which represents EVA® dollar growth at 4% compound, annual rate over the 3-year performance period. Based on this performance, a result of slightly below target was achieved.	Based on the absolute EVA® dollars generated relative to target, PC-RSUs vested on January 31, 2020, for all NEOs at amounts that were 74% of target.

OTHER PERIODIC PROGRAMS	Special Acquisition-Related Incentive Program ("SAIP")	Over the 42-month performance period, actual cumulative EVA® dollars generated was $821 million compared to the target of $832 million, and actual cumulative cash flow dollars generated was $2,533 million compared to the target of $2,355 million for Ball's consolidated SAIP. Based on this performance, a result of above target was achieved. The actual cumulative EVA® and cumulative cash flow dollars generated by the Aerospace business exceeded their maximum levels.	Based on the cumulative EVA® and cumulative cash flow dollars generated during the 42-month performance period, SAIP awards vested on January 31, 2020, for all NEOs at amounts that were 131% of target, except Mr. Strain, whose payout was 200% of target. Mr. Strain's target was based-upon his respective business unit.

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EXECUTIVE COMPENSATION

COMPENSATION OBJECTIVES AND PHILOSOPHY

Our compensation program objectives are to provide competitive and reasonable compensation opportunities, focus on results and strategic objectives, foster a pay-for-performance and management-as-owners culture, and attract and retain key executives. Balancing these key objectives helps ensure accountability to our shareholders. The program is mainly designed to:

  ▪
  Attract, motivate and retain a highly capable and performance-focused executive team

  ▪
  Promote a culture of management owners whose financial interests are aligned with those of our shareholders

  ▪
  Pay-for-performance, such that total compensation reflects the individual performance of executives and the absolute and relative performance of the organization

  ▪
  Efficiently manage the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program

Target total compensation is composed of:

  ▪
  base salary,

  ▪
  annual EVA® incentive compensation and

  ▪
  long-term incentive compensation in the form of both cash and equity.

In support of our emphasis on significant ownership by key executives, we offer long-term incentive opportunities that encourage ownership. Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards.

In addition to promoting share ownership, our executive compensation objectives and philosophy focus on rewarding performance. Thus, shareholder returns along with corporate performance, both short-term and long-term, comprise the largest portion of executive pay.

ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE COMPENSATION CONSULTANT

The Committee oversees the administration of the executive compensation program and determines the compensation of our executive officers. The Committee is solely composed of nonmanagement directors, all of whom meet the independence requirements of the NYSE. Furthermore, the Committee has retained an independent consultant (the "Consultant") to assist in fulfilling its responsibilities. The Consultant is employed by Pay Governance, LLC, and is engaged by and reports directly to the Committee.

Specifically, the Consultant's role is to develop recommendations for the Committee related to all aspects of the executive compensation program and the Consultant works with management to obtain information necessary to develop the recommendations. The Committee assessed Pay Governance's independence in 2019, as required under NYSE listing rules. Based on this review, it was determined that no conflict of interest exists with the work performed by Pay Governance and consider them to be independent.

MARKET REFERENCE POINTS AND PEER GROUPS

When benchmarking compensation to the competitive market, we use two market reference points for our executive officers. This two-pronged approach provides a spectrum of relevant information on executive compensation levels, practices and trends in the marketplace. The Committee does not target pay to a specific market benchmark but rather considers the range of data presented along with tenure, company performance and individual performance when setting pay for NEOs. The market reference points provided to the Committee typically consist of "Peer Group" and "General Industry" market data.

"Peer Group" market data are reviewed for the CEO and CFO and are composed of companies within the containers and packaging, food, household durable and nondurable goods, and manufacturing industries. The Committee uses the Peer Group data as a transparent reference point for assessing pay levels across similarly-situated CEOs and CFOs. In addition

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to pay levels, the Committee reviews tenure and performance data across the Peer Group. Data for the Peer Group are collected from publicly disclosed data contained in SEC filings.

"General Industry" market data is presented for all NEOs and reflects the broad talent market in which we compete. The critical skills required by our management team have historically been found both inside and outside of the containers and packaging industry. Hence, the Committee believes it is appropriate to focus on General Industry market levels as the primary market reference point for evaluating the competitiveness of our executive compensation program. These data are size-adjusted to reflect the relative size of the orginization or the relevant business unit for the executive. Size-adjusting the data ensures that market levels are being developed for like roles within businesses of similar size and scope. Data for the General Industry are collected from multiple proprietary survey sources published by leading market data providers.

In developing the Peer Group, the Consultant sourced objective, quantitative financial and industry criteria, as well as qualitative criteria regarding the nature of our business operations. Specifically, the Consultant used the following principles and criteria in identifying the Peer Group companies:

Design Principle	Criteria

Quantitative financial criteria to ensure organizations are comparable in terms of size and structure

▪

Revenue between an approximate range of 0.4x to 2.5x our revenues

▪

Market capitalization between 0.25x to 5.0x our market capitalization (used as a secondary reference)

▪

Ratio of market capitalization to revenue generally between 0.5x and 2.0x

▪

Positive operating margins generally ranging from 5% to 20%

Qualitative criteria regarding appropriate industry, business types and organizational complexity

▪

Direct peers in the containers and packaging industry

▪

Nondurable consumer product companies with some or all of the following characteristics: containers and packaging are a critical element of the final product, there is a substantial business focus on meeting annual performance expectations, and the individual consumer represents the ultimate purchaser of the product

▪

Broader manufacturing companies within the capital goods, chemical manufacturing, paper products and metals industries

For 2019, our Peer Group included the companies below.

▪ Alcoa Corporation	▪ Eastman Chemical Company	▪ PPG Industries, Inc.

▪ Avery Dennison Corporation	▪ General Mills Inc.	▪ Sealed Air Corporation

▪ Berry Global Group, Inc.	▪ International Paper Company	▪ The Sherwin-Williams Company

▪ Campbell Soup Company	▪ Nucor Corporation	▪ United States Steel Corp.

▪ ConAgra Brands, Inc.	▪ Molson Coors Beverage Company	▪ WestRock Company

▪ Crown Holdings Inc.	▪ Owens-Illinois, Inc.

Following a review in the third quarter of 2019, the Committee made no adjustments to this Peer Group and it will be used to inform on 2020 pay decisions.

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EXECUTIVE COMPENSATION

The charts below illustrate our relative positioning compared to the 2019 Peer Group on relevant financial metrics.

BALL MARKET CAPITALIZATION, REVENUE AND NET INCOME AS COMPARED TO THE PEER GROUP

*
Market capitalization is as of December 31, 2018

**
Revenue and Net Income are as reported for full year 2018

PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

The Committee reviews and adjusts executive target total compensation levels, including long-term incentive levels in January of each year.

We begin the annual process by reviewing each executive officer's target total compensation in relation to the 50th percentile of the market reference points, e.g., General Industry and/or Peer Group. The data is gathered by the Consultant and presented to us together with the Compensation Committee in detailed reports providing a comparative analysis of our executive officer compensation to the market data. The Consultant collaborates with our Executive Compensation Department when preparing the reports.

Additionally, the Consultant creates tally sheets for each executive outlining each executive's annual target and actual pay in relation to competitive market information as well as total accumulated pay under various corporate performance scenarios, both recent and projected. The tally sheets are used to analyze and determine executive officer pay recommendations and understand the potential realizable compensation under various performance scenarios. The Consultant also prepares for the Committee an independent review and recommendation of the CEO's compensation. In its deliberations, the Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to the unique structure and needs of the organization.

The CEO's target total compensation package is set by the Committee during an executive session based on the Committee's review of the recommendation prepared by the Consultant, peer and competitive information, including their assessment of the CEO's relative tenure and associated individual performance, the financial and operating performance of the Corporation, and appropriate business judgment.

A recommendation for the target total compensation of other executive officers, including the CFO and other NEOs, is made by the CEO after reviewing the executive's and the organization's business performance. This review is made in conjunction with the executive's responsibility and experience when compared to the competitive market information prepared by the Consultant. The compensation package for the other executive officers is established by the Committee taking into consideration the recommendation of the CEO, the executive officer's individual job responsibilities, experience and overall performance, along with appropriate business judgment.

The Committee may also adjust an executive's compensation level during the year as a result of a promotion. Such adjustments take into consideration competitive market data and a recommendation provided by the Consultant, as well as the recommendation of the CEO, which takes into account the additional responsibilities and overall experience and performance of the executive.

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SPECIFICS RELATED TO 2019 EXECUTIVE COMPENSATION

When determining our executive target total compensation decisions in January 2019, the Committee took into account our operating and financial performance in 2018, which resulted in a total return to shareholders of 22.7%, based on stock price appreciation plus reinvested dividends, significantly above the (6.2%) return of the S&P 500 and the (20.2%) return of the Dow Jones Containers and Packaging Index. The Corporation also increased EVA® dollars from $240 million in 2017 to $242 million in 2018. The Committee also recognized that all NEOs contributed to the many other successes of the Corporation, including:

  ▪
  completing the construction of state-of-the-art specialty beverage manufacturing facilities in the United States and Spain, and installing specialty beverage can lines in Argentina, Chile, Mexico, Serbia, Switzerland and Texas,

  ▪
  investing to expand our aerospace infrastructure in Colorado to support over $2.2 billion of contracted backlog and 900 new employees,

  ▪
  selling our U.S. steel food and steel aerosol packaging businesses into a 49% owned joint venture resulting in $600 million in cash proceeds to further reduce our leverage and return value to shareholders,

  ▪
  announcing the sale of our beverage can manufacturing assets in China to an existing Chinese company,

  ▪
  launching our biennial sustainability report and setting an enhanced science-based greenhouse gas emission reduction target of 27% by 2030, compared to a 2017 baseline, and

  ▪
  with the completion in 2018 of the pay down of debt incurred to acquire Rexam PLC, the Corporation has reached its target leverage ahead of schedule.

During 2018, the Corporation was again recognized by the Dow Jones Sustainability Index for maintaining our position as the only packaging company to be listed on both the North American and World indexes, and also received a perfect score on the Corporate Equality Index, a national benchmarking survey on corporate policies and practices related to LGBTQ workplace equality, administered by the Human Rights Campaign Foundation.

Base Salary

Base salary levels are set on the basis of factors such as job responsibilities, the CEO's subjective judgment of individual performance and contributions to overall business performance, tenure and experience level, internal merit increase budgets, external market base salary movement and market competitiveness as compared to 50th percentile data. With respect to promotions, we may initially position an individual below the 50th percentile and then adjust their base pay closer to the market median over time, in order to ensure the individual is successfully performing and growing into their new role. The Committee reviewed base salary levels during the executive compensation review as outlined under the section entitled "Process for Determining Executive Compensation," which included an analysis of external market data, prepared by the Consultant and approved salary increases for all NEOs in late January 2019, with changes effective retroactively to January 1, 2019.

NEO	2019 Base Salary	Rationale

John A. Hayes	$1,332,739	2019 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget

Scott C. Morrison	$717,225	2019 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget

Daniel W. Fisher	$695,000	2019 base salary was based on the executive compensation review, including an analysis of external market data. Mr. Fisher's base salary reflected an increase to recognize his performance in relation to market practices

Lisa A. Pauley	$538,150	2019 base salary was based on the executive compensation review, including an analysis of external market data, and reflected a merit increase consistent with the Corporation's merit increase budget

Robert D. Strain	$475,000	2019 base salary was based on the executive compensation review, including an analysis of external market data. Mr. Strain's base salary reflected an increase to recognize his performance in relation to market practices

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EXECUTIVE COMPENSATION

Annual Incentive

This short-term annual pay-for-performance incentive is used to encourage and reward the NEOs for making decisions that improve performance as measured by EVA®. As mentioned in the "Executive Summary," it is designed to produce sustained shareholder value by establishing a direct link between EVA® improvement and incentive compensation. EVA® was selected, over 25 years ago, as the measure for our Annual Incentive Compensation Plan because it has been demonstrated to correlate management's incentive with share price growth and shareholder returns. EVA® is calculated by subtracting a charge for the use of invested capital from net operating profit after-tax as illustrated below:

EVA®	=	Net Operating Profit After-Tax ("NOPAT")	minus	Capital Charge (the Amount of Capital Invested by us multiplied by our After-Tax Hurdle Rate)

Generating profits in excess of both operating and capital costs (debt and equity) creates EVA® dollars. If EVA® improves, shareholder value has been created.

Performance Measures—The plan design motivates continuous improvement in order to achieve payouts at or above target over time. Targets are established annually for each operating unit and for the organization as a whole based on prior performance. To allow for transparency with employees and shareholders, and to avoid unnecessary subjectivity and internal budget negotiations regarding short-term incentive annual performance targets, we follow a best practice approach to goal-setting that follows a consistent, objective, formulaic methodology that continuously focuses on EVA® dollar growth. This process is core to EVA® mechanics, requires consistent incremental value creation and allows for direct employee engagement in achieving desired results that are aligned with shareholder interests.

The Corporation's and/or operating unit's EVA® financial performance determines the amount, if any, of awards earned under the Annual Incentive Compensation Plan. Such awards are based on actual EVA® performance relative to the established EVA® target. For any one year, the EVA® target is equal to the sum of the prior year's target EVA® plus one-half the amount of the prior year's EVA® gain or shortfall relative to the prior year's EVA® target and is calculated as follows:

Current Year's EVA® Target	=	Prior Year's EVA® Target	plus 1/2	Prior Year's Actual EVA®	minus	Prior Year's EVA® Target

Improvement in EVA® occurs when the amount of NOPAT, less a charge for capital employed in the business, increases over time. It establishes a direct link between annual incentive compensation and continuous improvement of return on invested capital relative to an internal minimum 9% after-tax "hurdle rate." The Corporation has established a minimum 9% after-tax as the hurdle rate when evaluating capital expenditures and strategic initiatives in most regions in which we do business, and requires hurdle rates higher than this for investments in emerging countries or new technologies. These hurdle rates are above the Corporation's estimated weighted average cost of capital of approximately 6%, which provides built-in greater returns for shareholders.

For a given year, a payout at 100% of target annual incentive compensation is achieved when actual EVA® is equal to the EVA® target. Actual annual incentive payments each year can range from 0% to 200% of the targeted incentive opportunity based on corporate performance and/or the performance of the operating unit over which the executive has responsibility. For the Corporation's consolidated plan, a payout of 0% is realized when actual EVA® is $174 million less than targeted EVA®. A payout of 200% or greater may be achieved if actual EVA® is $87 million or higher than target EVA®. However, any amounts over 200% of target are banked and remain at risk until paid over time in one-third increments whenever actual performance under the Annual Incentive Plan results in a payout of less than 200% of target. When the bank balance falls below $10,000 it is paid in full. All payments from the bank balance are made at the same time annual incentive payments are made. In 2019, the Corporation's consolidated actual EVA® performance was slightly below

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our EVA® target by $10.5 million and resulted in a payout of 94% of target, as shown below:

Performance Measure	Minimum	Target	Maximum	Actual

EVA®	$53.4 million	$227.4 million	$314.4 million	$216.9 million

Mr. Fisher's and Mr. Strain's EVA® targets were based on a combination of their respective operating units' financial and EVA® goals and the Corporation's consolidated plan; however, due to the competitively sensitive nature of such financial metrics, these values have been excluded.

Target Incentive Percentages and 2019 Incentive Paid—A target incentive opportunity is established each year as a percentage of an executive's annual base salary and is targeted at approximately the 50th percentile of the competitive market with the opportunity to earn more for above-target performance or less for below-target performance. The 2019 target incentive opportunity for Messrs. Hayes, Morrison and Ms. Pauley was dependent upon the Corporation's consolidated EVA® performance; whereas for Mr. Fisher, 80% was dependent upon the EVA® performance of the Global Beverage Packaging operating unit and 20% dependent upon the Corporation's consolidated EVA® performance, and for Mr. Strain, 80% was dependent upon the EVA® performance of the Aerospace operating unit and 20% dependent upon the Corporation's consolidated EVA® performance.

The table below summarizes for each NEO the 2019 target incentive opportunity as compared to the actual incentive paid as a result of the year's strong EVA® performance. The value paid may include a one-third increment of a prior bank balance.

	Target Annual Incentive		Actual Annual Incentive

NEO	% of Base	$ Value	% of Base	$ Value Paid

John A. Hayes	140%	$1,863,909	132%	$1,752,075

Scott C. Morrison	85%	$609,012	80%	$572,471

Daniel W. Fisher	85%	$589,131	75%	$517,973

Lisa A. Pauley	80%	$430,075	75%	$404,270

Robert D. Strain, Jr.	70%	$332,034	159%	$753,312

Certain U.S.-based executives, including the NEOs, may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan and/or the 2005 Deferred Compensation Company Stock Plan, as described in the "Non-Qualified Deferred Compensation" section.

Long-Term Incentives

This element of compensation is designed to provide ownership and cash opportunities to promote the achievement of longer term financial performance goals and enhanced TSR. Our long-term incentive opportunity is generally provided through a combination of equity and cash awards, which the Committee believes best matches the compensation principles for the program.

The 2019 target award mix of long-term incentive vehicles was 20% LTCIP, 40% Stock Options and 40% PC-RSUs. The total target amount of long-term incentives, based on the grant date expected value, is generally established in relation to the 50th percentile of the competitive market, individual roles and responsibilities, individual performance (as outlined in the preceding "Base Salary" section) and our financial and operating performance.

		Mix of Long-Term Vehicles

NEO	Total Target Long-Term Value	% LTCIP	% Stock Options	% PC-RSUs

John A. Hayes	$7,250,000	20%	40%	40%

Scott C. Morrison	$1,660,000	20%	40%	40%

Daniel W. Fisher	$1,600,000	20%	40%	40%

Lisa A. Pauley	$985,000	20%	40%	40%

Robert D. Strain, Jr.	$730,000	20%	40%	40%

The long-term incentive awards provide value only if the organization achieves positive stock price and financial performance. This emphasis on long-term compensation, through performance-based long-term cash and equity awards, ensures a strong continued alignment with our executive ownership and shareholder value.

Performance-Based Cash Awards—Our performance-based long-term cash incentive award, LTCIP, is intended to focus executives on the achievement of multiyear performance goals that will enhance shareholder value. Our TSR and ROAIC are considered in determining the amount, if any, of awards earned under our LTCIP. Performance is measured on a cumulative basis over a three-year performance period. Awards pursuant to the LTCIP are generally made on an annual basis such that three performance periods overlap.

Any actual award earned is paid at the end of the three-year performance period. There were three overlapping periods in 2019:

  ▪
  2017-2019—Awarded in 2017, completed at the end of 2019, vesting took place in early 2020.

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  ▪
  2018-2020—Awarded in 2018, in process, will complete at the end of 2020, payment in early 2021, if performance measures are attained.

  ▪
  2019-2021—Awarded in 2019, in process, will complete at the end of 2021, payment in early 2022, if performance measures are attained; included in the "Grants of Plan-Based Awards Table."

The LTCIP provides executives the opportunity to earn awards based on a combination of two performance measures. One-half of the award is based on our three-year TSR as measured against the TSRs of a subset of companies in the S&P 500, excluding companies in the S&P 500 Index that are classified as being part of the Financial or Utilities industry sectors or the Transportation industry group. Companies added to the S&P 500 during the performance period are also excluded. TSR is measured by comparing (1) our average daily closing price and dividends in the third year of the performance period with (2) the average daily closing price and dividends for the year prior to the start of the performance period against (3) the equivalent TSRs for the group of companies described above over the same period. The target performance requirement for the TSR measure is the 50th percentile of the S&P 500 subset described above.

The other one-half of the award is based on average ROAIC performance over the three-year period. ROAIC is calculated by dividing the average of organization net operating profit after-tax over the relevant performance period by its average invested capital over such period. The minimum performance threshold of 7% is greater than, and the target performance requirement of 9% is measurably greater than, we estimate WACC. As such, management is not rewarded until shareholder value has been created and these performance requirements ensure management is focused on driving such value.

In summary, the target, minimum and maximum performance requirements are as follows:

Performance Measure	Minimum	Target	Maximum

TSR	37.5th percentile	50th percentile	75th percentile

ROAIC (after-tax)	7%	9%	11%

For each measure, minimum performance results in a zero payout factor, target performance results in a 100% payout factor and maximum performance results in a 200% payout factor for the respective one-half of the award. Performance between minimum, target and maximum is extrapolated to determine the payout factor.

Each NEO's incentive opportunity is established by considering external long-term incentive market data and the Corporation's internal pay equity. Each NEO's LTCIP opportunity is set as a fixed target dollar amount based on the 20% target award mix of long-term incentive vehicles, which ensures that the value of our long-term incentives remain consistent with competitive market practices.

The executive's award for any given performance period is calculated as follows:

LTCIP Payment	=	Fixed Target Dollar Amount	times	50% x TSR Payout Factor	plus	50% x ROAIC Payout Factor

For the 2019-2021 performance period, the fixed target dollar incentive opportunities awarded in early 2019 to the NEOs, and reported in the "Grants of Plan-Based Awards Table," are as follows:

NEO	Target LTCIP Dollar Value for the 2019-2021 Performance Period

John A. Hayes	$1,450,000

Scott C. Morrison	$332,000

Daniel W. Fisher	$320,000

Lisa A. Pauley	$197,000

Robert D. Strain, Jr.	$146,000

For the 2017-2019 performance period, the incentive opportunities for the NEOs were as follows:

NEO	Target LTCIP Dollar Value for the 2017-2019 Performance Period

John A. Hayes	$1,200,000

Scott C. Morrison	$290,000

Daniel W. Fisher	$200,000

Lisa A. Pauley	$170,000

Robert D. Strain, Jr.	$120,000

As a result of our actual performance for the 2017-2019 performance period of 81st percentile TSR and 11.3% ROAIC, cash payouts (made in early 2020) to the NEOs, are 200% of the target opportunities and reported in the "Summary Compensation Table."

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Equity-Based Awards—Our equity awards may be provided through various forms, all of which are tied to the price of Ball Corporation common stock. Annual equity awards associated with target total compensation are typically granted in January on the date of the quarterly meeting of the Board; however, equity awards may be granted during the year as part of an executive's promotion, extraordinary performance or for retention purposes. In the case of newly hired executives, equity awards may be granted upon the executive joining the Corporation. Annual equity-based awards are determined for each NEO in order to bring target total compensation to the level deemed appropriate by the Committee in relation to the external market 50th percentile and each executive's roles, responsibilities and performance.

In January 2019, the Committee approved the award of Stock Options and PC-RSUs to the NEOs and executive officers. Each form of equity is described below. The target values of these awards were based on the total target award mix of long-term incentive vehicles as previously described (40% Stock Options and 40% PC-RSUs). The number and/or value of the equity awarded in 2019 to the NEOs is reported in the "Summary Compensation Table" and the "Grants of Plan-Based Awards Table." All equity awards are pursuant to the provisions of the Amended and Restated 2013 Stock and Cash Incentive Plan.

  ▪
  Stock Options: Stock Options are granted in order to reward executives for the creation of shareholder value, and will only provide value to executives if the price of our stock increases. Such awards generally vest at 25% per year for four years and expire in ten years. The grant value of each Stock Option is based on the Black-Scholes value of our common stock on the date of grant.

  ▪
  Performance-Contingent RSUs: PC-RSUs are granted in order to promote share ownership through the achievement of defined multiyear performance goals that enhance shareholder value and align with the Corporation's Drive for 10 vision. The performance measure is a future target value of our absolute EVA® dollars generated in the third year of the performance period. The target value is calculated by increasing the actual EVA® dollars generated, in excess of the 9% after tax hurdle rate, in the year prior to the start of the performance period, by a compound annual growth rate of 4% over the three year period. Given the challenging nature of this measure, a minimum and maximum performance range exists and may result in an actual payout of between 0% and 200%. The minimum performance measure is EVA® dollars equal to the prior year end achieved absolute EVA® dollars. In this case, even though we would have continued to generate positive EVA®, the lack of growth in that figure results in a zero payout. The maximum performance measure is only achieved if we generate absolute EVA® dollars in the third year of the performance period at, or above, a value calculated in the same manner as the target, but using an aggressive compound annual growth rate of 8% over the three year period. Performance between minimum, target and maximum is extrapolated to determine the payout factor. Awards are generally made on an annual basis such that three performance periods overlap. Any actual award earned is paid at the end of the three year performance period. During 2019, there were three overlapping periods: Performance between minimum, target and maximum is extrapolated to determine the payout factor. Awards are generally made on an annual basis such that three performance periods overlap. Any actual award earned is paid at the end of the three-year performance period. During 2019, there were three overlapping periods:

–
2017-2019—PC-RSUs were granted in 2017, completed at the end of 2019, and vesting took place in early 2020. The actual EVA® generated was $216.9 million compared to our compound growth rate target of $223.4 million and 74% of all granted units for that three-year period vested for the NEOs. The PC-RSUs vested in January 2020 and the value realized on vesting will be reported in the "Option Exercises and Stock Vested Table" in 2021.

–
2018-2020—PC-RSUs were granted in 2018. This is in process and will complete at the end of 2020 and vesting will occur in early 2021, if the performance measure is attained. The target, minimum and maximum performance requirements for the 2018-2020 award are as follows:

Performance Measure	Minimum	Target	Maximum

Target Absolute EVA® Dollars	$240.4 million	$270.4 million	$302.8 million

–
2019-2021—PC-RSUs were granted in 2019. This is in process and will complete at the end of 2021 and vesting will occur in early 2022, if the performance measure is attained. The target, minimum and maximum performance requirements for the 2019-2021 award are as follows:

Performance Measure	Minimum	Target	Maximum

Target Absolute EVA® Dollars	$241.5 million	$271.7 million	$304.2 million

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  ▪
  Restricted Stock or RSUs: The Committee or CEO may also grant restricted stock or RSUs generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention. Pursuant to the provisions of the Amended and Restated 2013 Stock and Cash Incentive Plan, the Committee delegated to the CEO the authority to grant up to a maximum of 10,000 restricted shares or RSUs to any one individual in a calendar year, except the CEO may not make such grants to officers of the Corporation. Any such grant is ratified by the Committee at the first Committee meeting following such grant. Grants made are generally effective at the closing stock price on the day of the grant or may be effective at the closing stock price on a specific day in the future as defined by the Committee or the CEO. As an example, the future grant of a restricted stock or RSU award may be approved pending the effective date of a promotion, employment or other date. These awards generally vest in either 20% or 25% increments on each annual anniversary of the grant date. These grants serve as a long-term incentive element, promote share ownership and may provide an executive retention incentive. No new restricted stock or RSUs were awarded to the NEOs in 2019.

  ▪
  Deposit Share Program ("DSP"): Introduced in 2001, we may, from time-to-time, grant restricted stock or RSUs pursuant to the DSP. This program is used with the intent to further drive an ownership culture, especially among new leaders that may have little-to-no Ball stock ownership, and to further align our leadership focus with shareholder interests. Under this program, a participant receives one matching RSU for every acquired common stock share newly attained and held by the participant (either in the open market, through the exercise of stock options or deferral, if eligible, of annual incentive compensation to the Deferred Compensation Company Stock Plan) during a specified acquisition period, up to a maximum number of shares preestablished by the Committee. Essentially, we provide an incentive only if a participant should choose to newly invest in the Company. As long as a participant continues to hold their newly acquired shares, the RSUs will cliff vest four years from the date of grant; or, if stock ownership guidelines are met, 30% of the units vest at the end of the second year and again at the end of the third year, and 40% will vest at the end of the fourth year. RSUs granted pursuant to the DSP are made on the 15th day of each month following the participant's submission of adequate documentation to the Corporation detailing the acquisition of the newly acquired shares. No new opportunities were awarded to the NEOs in 2019.

Retirement Benefits

We strive for overall benefits to be competitive with the market. All NEOs participate in the same benefit plans and on the same terms as provided to all U.S. salaried employees, with the exception of the differences noted below.

Included in these benefits for the U.S. salaried employees are the annual pension accruals under the qualified pension plan ("Salaried Pension Plan") and contributions to the qualified 401(k) savings plan. We sponsor two qualified salaried defined benefit pension plans in the U.S., one covering our Aerospace subsidiary's employees and the other covering all other U.S. salaried employees. Prior to January 1, 2007, the benefits were determined by final average salary, covered compensation and years of service. Beginning in 2007, the benefit in both plans is an accumulated annual credit based on base salary, the Social Security Wage Base ("SSWB") and a multiplier that is based on service.

The 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the NEOs, to contribute to the plan 1% to 55% of their base salary up to IRS-determined limits on a before-tax basis. Prior to January 1, 2007, the Corporation matched 50% of the first 6% of base salary contributed to the plan. Beginning in 2007, the Corporation matches 100% of the first 3% of base salary contributed, and 50% of the next 2% of base salary contributed, up to a maximum match of 4% of base salary contributed.

Certain executives, including the NEOs, also receive benefits under the non-qualified SERP which replaces benefits otherwise available in the qualified pension plan except for limits on covered compensation in the qualified plan set by the Internal Revenue Code of 1986, as amended (the "Code"). The SERP is designed to provide retirement benefits that are calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a pension plan that is tax qualified under the Code. Further information regarding the Salaried Pension Plan and the SERP are provided in the "Pension Benefits" section.

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EXECUTIVE COMPENSATION

Our U.S. pension plans and SERP provide pension benefits based on base salary only and do not include incentive compensation as part of the pension calculation.

Additionally, we provide a deferred compensation benefit to certain U.S. employees, including the NEOs. Under the terms of the deferred compensation program, participants are eligible to defer current annual incentive compensation to be paid and/or RSUs to be issued in the future. When amounts are deferred, the participant becomes a general unsecured creditor of the Corporation and deferred amounts become subject to claims on the same basis as other general unsecured creditors. The deferred compensation plans provide a means for participants to accumulate funds for retirement or other purposes.

OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES

Plan Terms and Procedures

Annual and long-term incentives awarded in 2019 were established and paid to the NEOs pursuant to the terms of the Ball Corporation Amended and Restated 2013 Stock and Cash Incentive Plan and the Ball Corporation Annual EVA® Incentive Compensation Plan, which are administered by the Committee. The Ball Corporation Amended and Restated 2013 Stock and Cash Incentive Plan permit grants of cash awards and stock awards in an equivalent manner.

Risk Assessment

The Committee continually reviews the relationship between risk and reward in our compensation programs; both through recurring in-depth reviews and ongoing review of any program changes as they occur. At this time, the Committee does not believe that these compensation programs encourage excessive or inappropriate risk. Our internal assessment of risk confirms that our compensation arrangements do not foster undue risk taking. They are performance driven and have strong governance and control mechanisms.

The Committee's executive compensation Consultant conducted a thorough risk assessment of our executive compensation programs in 2019, and reported on this to the Committee. The Consultant reviews a number of criteria regarding compensation design and governance and whether financial risks, operational risks or reputational risks may be generated through any of our programs, policies or practices. The Consultant concluded that they did not identify any elements within Ball's compensation programs and processes that pose material risk to the Corporation. The basis for the Consultant's conclusion is that the Corporation's incentive plans and processes are well designed, diversified and appropriately structured to mitigate risk without diluting incentives for high performance.

Stock Ownership Guidelines

Consistent with its stock ownership philosophy, we have established guidelines for senior management. The 2019 stock ownership guidelines (minimum requirements) are as follows:

Executive	Ownership Multiple (of Base Salary)

CEO	6x

CFO and SVPs	3x

Other Executives	1 to 2x

As of December 31, 2019, all executive officers including the NEOs have met their ownership guidelines.

Anti-Hedging and Anti-Pledging Policy

Ball employees, officers, and directors may not engage in any transaction in Ball securities, including purchases, sales, pledges, hedges, loans and gifts, while possessing material nonpublic information. Additionally, insider employees, including Section 16 Insiders and their immediate family members and entities they control, may not engage in hedging transactions such as equity swaps and forward sale contracts, which would neutralize the economic risk associated with holding Ball Corporation common stock. However, executives and directors are permitted to use contracts to purchase or sell Ball Corporation common stock including pursuant to SEC Rule 10b5-1, subject to preapproval and applicable rules. Put and call options, pledging, and short selling transactions are not permitted. Directors and officers are also prohibited from holding Ball Corporation securities in margin accounts and from pledging Ball Corporation securities as collateral for a loan.

Severance and Change in Control Benefits

The NEOs are covered by arrangements that specify payments in the event the executive's employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change in control. These severance benefits, which are competitive with General Industry practices, are payable only if the executive's employment is terminated as specified in each of the agreements. Further discussion is provided in the "Other Potential Post-Termination Employment Benefits" section.

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EXECUTIVE COMPENSATION

Accounting and Tax Considerations

When establishing pay elements or associated programs, the Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and we may realize a tax deduction upon payment to and/or realization by the executive.

The U.S. Tax Cuts and Jobs Act ("TCJA") passed in late 2017 significantly amended Code Section 162(m), effective for tax years beginning in 2018. Prior to 2018, Code Section 162(m) generally provided that publicly-held corporations may not deduct in any one taxable year certain compensation in excess of $1 million paid to the CEO or any other executive officer (other than the CFO) whose total compensation is required to be disclosed in the "Summary Compensation Table" by reason of being the next three most highly-compensated executive officers, or former executive officers, as may be required ("covered employees"), other than certain performance-based compensation which was exempt from the

$1 million limit. Among the various changes of the TCJA, it amended Code Section 162(m) by repealing the exemption of qualifying performance-based pay, including the CFO as a covered employee and providing that an individual who is a covered employee for any taxable year beginning after December 31, 2016 will continue to be a covered employee for all subsequent taxable years in which the individual receives compensation. We intend to take advantage of existing transition rules which may allow payments to be deductible based on the application of the Section 162(m) rules in effect prior to the TCJA changes, based on the belief that certain compensation arrangements were made pursuant to written binding contracts that were in effect on November 2, 2017, and have not been materially modified. The organization and the Committee may make prospective changes to compensation to NEOs and related policies to comply with this legislation and maximize the potential deductibility of such compensation by the Corporation.

Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change in control are discussed in the narrative to the "Other Potential Post-Termination Employment Benefits" section.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The Committee has reviewed the above CD&A and discussed its contents with members of our management team. Based on this review and discussion, the Committee has recommended that this CD&A be incorporated by reference in our Annual Report on Form 10-K and as set out in this Proxy Statement.

Georgia R. Nelson
Daniel J. Heinrich
Cynthia A. Niekamp
Betty Sapp
Stuart A. Taylor II

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EXECUTIVE COMPENSATION

COMPENSATION TABLES AND NARRATIVE

Set forth on the following pages are tables showing, for the CEO and the three other highest paid executive officers of the Corporation, the following:

  (1)
  fiscal year 2019 elements of compensation in summary form;

  (2)
  equity and non-equity incentives awarded in 2019;

  (3)
  outstanding stock options and stock awards held as of December 31, 2019;

  (4)
  the value realized on stock options or SARs exercised and stock awards that vested during 2019;

  (5)
  information regarding non-qualified deferred compensation;
  (6)
  projected pension benefit values; and projections for other potential post-employment benefits.

The "Director Compensation Table" summarizes the fiscal year 2019 elements of compensation for our nonmanagement directors. Accompanying each table are narratives and/or footnotes intended to further the understanding of the information disclosed in the tables. The tables should be read in conjunction with the CD&A beginning on page 32, which explains our compensation objectives and philosophy, our process for determining executive compensation and a description of the elements of compensation.

SUMMARY COMPENSATION TABLE

The "Summary Compensation Table" represents all fiscal year 2019 elements of compensation for the Corporation's NEOs including:

  ▪
  Base salary earned

  ▪
  Awards earned under the Annual EVA® Incentive Compensation Plan for 2019 performance

  ▪
  Awards earned under the LTCIP for the three-year performance period ended in 2019

  ▪
  Fair value of PC-RSU and/or other RSU awards granted in 2019, calculated in accordance with Topic 718

  ▪
  Fair value of Stock Options awards granted in 2019, calculated in accordance with Topic 718

The 2019 payout factors used to determine the amounts earned for the Annual EVA® Incentive Compensation Plan and LTCIP for the NEOs are provided in the "2019 Performance Outcome" column under "Elements of Ball's Executive Compensation Program and 2019 Performance."

In addition to these elements of compensation, the table also presents the change in 2019 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with non-qualified deferred compensation. Certain of our predecessor deferred compensation plans provide for an interest rate that is equal to the Moody's Seasoned Corporate Bond Index

("Moody's") and in some plans, an interest rate that is 5 percentage points higher than Moody's, and in others, a fixed interest rate equal to 9%. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody's rate plus 5 percentage points and/or the 9% fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120% of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.

The "All Other Compensation" column represents the sum of the values of:

  ▪
  Perquisites and other personal benefits

  ▪
  Corporation contributions to defined contribution plans or deferred compensation plans

  ▪
  Corporation-paid insurance premiums

  ▪
  Company match of securities purchases pursuant to the Corporation's broad-based Employee Stock Purchase Plan ("ESPP")

The individual values are disclosed in the "All Other Compensation Table" that follows the "Summary Compensation Table." Details regarding post-employment compensation are discussed in the section entitled "Other Potential Post-Employment Benefits."

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EXECUTIVE COMPENSATION

Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

John A. Hayes	2019	$1,331,364	$2,899,995	$2,900,001	$4,152,075	$511,332	$61,154	$11,855,919

Chairman, President and CEO	2018	$1,299,013	$2,800,014	$2,800,000	$3,902,076	$73,183	$67,359	$10,941,645

	2017	$1,267,423	$4,335,590	$2,399,996	$4,584,654	$282,496	$62,495	$12,932,654

Scott C. Morrison	2019	$716,485	$663,999	$663,994	$1,152,471	$266,248	$43,532	$3,506,730

SVP, CFO	2018	$699,072	$640,006	$639,997	$1,132,758	$49,726	$45,423	$3,206,982

	2017	$682,071	$1,621,688	$580,003	$1,351,212	$157,742	$46,258	$4,438,974

Daniel W. Fisher	2019	$693,096	$639,980	$639,997	$917,973	$148,542	$32,383	$3,071,972

SVP, COO Global	2018	$645,769	$1,197,449	$599,999	$807,647	$23,636	$32,021	$3,306,521

Beverage Packaging	2017	$543,063	$2,138,897	$399,997	$867,420	$68,121	$28,821	$4,046,319

Lisa A. Pauley	2019	$537,594	$394,002	$393,997	$744,270	$281,486	$43,332	$2,394,681

SVP, Human Resources	2018	$523,098	$380,011	$379,997	$720,092	$23,081	$42,295	$2,068,572

and Administration	2017	$475,131	$1,065,614	$339,994	$781,637	$151,901	$41,814	$2,856,091

Robert D. Strain, Jr. SVP, President, Ball Aerospace	2019	$474,335	$291,985	$291,995	$993,312	$117,803	$34,557	$2,203,987

(1)
Reflects the fair value of PC-RSU awards granted for each reported year, calculated in accordance with Topic 718 assuming the probable outcome. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2019. At the maximum number, the values for 2019 PC-RSUs are: Mr. Hayes $5,799,990; Mr. Morrison $1,327,999; Mr. Fisher $1,279,961; Ms. Pauley $788,004; and Mr. Strain $583,970 and values for 2018 PC-RSUs are: Mr. Hayes $5,600,029; Mr. Morrison $1,280,011; Mr. Fisher $1,200,001; Ms. Pauley $760,021; and Mr. Strain $559,995.

(2)
Reflects the fair value of Stock Option or SAR equity awards granted for each reported year, calculated in accordance with Topic 718. The assumptions used in the calculation of these amounts are included in the Corporation's Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2019.

(3)
Includes payouts from the Annual Incentive Compensation Plan and LTCIP, which were earned in 2019 and paid or deferred in 2020. The detail for each NEO is as follows:

Mr. Hayes—Annual Incentive Compensation Plan $1,752,075; LTCIP $2,400,000; no portion of the annual incentive was deferred in February 2020.

Mr. Morrison—Annual Incentive Compensation Plan $572,471; LTCIP $580,000; and $100,000 of the annual incentive was deferred in February 2020.

Mr. Fisher—Annual Incentive Compensation Plan $517,973; LTCIP $400,000; no portion of the annual incentive was deferred in February 2020.

Ms. Pauley—Annual Incentive Compensation Plan $404,270; LTCIP $340,000; no portion of the annual incentive was deferred in February 2020.

Mr. Strain—Annual Incentive Compensation Plan $753,312; LTCIP $240,000; and $100,000 of the annual incentive was deferred in February 2020.

(4)
The aggregate change in pension value and above-market earnings, on deferred compensation for each NEO, is as follows:

Mr. Hayes—$502,693 aggregate change in pension value and $8,639 above-market earnings on deferred compensation.

Mr. Morrison—$266,248 aggregate change in pension value.

Mr. Fisher— $148,542 aggregate change in pension value.

Ms. Pauley—$280,164 aggregate change in pension value and $1,322 above-market earnings on deferred compensation.

Mr. Strain—$117,803 aggregate change in pension value.

The change in pension value includes benefit accruals during 2019 and the impact of changes in assumptions from December 31, 2018, to December 31, 2019. The discount rate for this time period decreased from 4.19% to 2.93%, which increased the present value of the pension benefits.

(5)
May include the value of financial planning services, the incremental cost for the personal use of the corporate aircraft, the value of executive physical examinations, employer contributions to 401(k), employer contributions to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums and the value of the Corporation's match for the ESPP. Additional information for all is included in the "All Other Compensation Table" below.

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EXECUTIVE COMPENSATION

NEO	Perquisites and Other Personal Benefits(1)(2)	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation Plans	Tax Reimbursements

John A. Hayes	$27,527	$—	$11,200	$1,226	$1,200	$20,000	$—

Scott C. Morrison	$10,000	$—	$11,200	$1,133	$1,200	$20,000	$—

Daniel W. Fisher	$—	$—	$11,200	$1,183	$—	$20,000	$—

Lisa A. Pauley	$11,000	$—	$11,200	$1,132	$—	$20,000	$—

Robert D. Strain, Jr.	$—	$—	$11,200	$2,161	$1,196	$20,000	$—

(1)
Represents the incremental costs for the personal use of the corporate aircraft for Mr. Hayes.

(2)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. Because virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

GRANTS OF PLAN-BASED AWARDS TABLE

The "Grants of Plan-Based Awards Table" summarizes the plan-based awards granted by us to the NEOs during 2019, which includes the following:

  ▪
  Annual cash incentives pursuant to the Annual Incentive Compensation Plan for the 2019 performance period

  ▪
  Cash-based long-term incentives under the LTCIP for the 2019-2021 three-year performance period

  ▪
  Fair value of PC-RSUs for the 2019-2021 three-year performance period and/or other RSUs, calculated in accordance with Topic 718

  ▪
  Fair value of Stock Options, calculated in accordance with Topic 718

Awards made under the Annual EVA® Incentive Compensation Plan are determined based on EVA® performance. For the NEOs, awards can range from 0% to 200% of target. Amounts earned in excess of 200% are banked and may be paid over time in one-third increments based on corporate and/or operating unit performance.

Awards under the LTCIP are granted on an annual basis and are determined based on the Corporation's TSR relative to the subset of S&P 500 companies described in the CD&A as well as the Corporation's ROAIC. The award made in 2019 is for the three-year performance period beginning January 1, 2019, and ending December 31, 2021.

PC-RSUs were granted to the NEOs in 2019. The awards will cliff vest after the performance period if the Corporation's performance measure and basis for the degree of vesting of the units, which is based on a future target value of absolute EVA® dollars generated in excess of Ball's 9% after-tax hurdle rate as the capital charge, relative to compound growth rate targets is achieved over a three-year period. PC-RSUs awarded in 2019 have a potential outcome to the executive from 0% to 200%. Stock Options were granted to the NEOs in 2019. The awards vest annually in 25% increments starting on the first anniversary of the date of grant. Upon exercise, each NEO can either purchase shares of the Corporation's stock at the grant price or, if the price of the Corporation's stock increases, receive the value of the appreciation over the original grant price in cash.

Dividends or dividend equivalents, for RSUs granted prior to April 26, 2017, are paid quarterly on the number of unvested restricted shares or RSUs accounted for on the record date used for determining dividends payable to shareholders and at the same dividend rate as paid to shareholders. Dividend equivalents related to PC-RSUs granted pursuant to the 2013 Stock and Cash Incentive Plan will be accrued and paid only if the performance condition is achieved and the restrictions on the units lapse. Additionally, dividend equivalents related to all RSUs granted pursuant to the Amended and Restated 2013 Stock and Cash Incentive Plan, effective April 26, 2017, are accrued and paid only if the vesting condition is achieved and the restrictions on the units lapse.

The vesting of plan-based awards may be accelerated as described in the narrative to the "Other Potential Post-Employment Benefits Table."

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EXECUTIVE COMPENSATION

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	Grant Date per Share Fair Value	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Equity Incentive Plan Awards or	Grant Date Fair Value of Equity Incentive Plan Awards and Stock

NEO	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	of All Other Stock Awards	Options (#)	Option Awards ($ per Share)	and Option Awards(1)

John A. Hayes	1/1/19	(2)	$0	$1,450,000	$2,900,000

	1/1/19	(3)	$0	$1,863,909	$3,727,818

	1/23/19	(4)				0	57,109	114,218				$50.780	$2,899,995

	1/23/19										239,274	$50.780	$2,900,001

Scott C. Morrison	1/1/19	(2)	$0	$332,000	$664,000

	1/1/19	(3)	$0	$609,012	$1,218,025

	1/23/19	(4)				0	13,076	26,152				$50.780	$663,999

	1/23/19										54,785	$50.780	$663,994

Daniel W. Fisher	1/1/19	(2)	$0	$320,000	$640,000

	1/1/19	(3)	$0	$589,131	$1,178,263

	1/23/19	(4)				0	12,603	25,206				$50.780	$639,980

	1/23/19										52,805	$50.780	$639,997

Lisa A. Pauley	1/1/19	(2)	$0	$197,000	$394,000

	1/1/19	(3)	$0	$430,075	$860,149

	1/23/19	(4)				0	7,759	15,518				$50.780	$394,002

	1/23/19										32,508	$50.780	$393,997

Robert D. Strain, Jr.	1/1/19	(2)	$0	$146,000	$292,000

	1/1/19	(3)	$0	$332,034	$664,068

	1/23/19	(4)				0	5,750	11,500				$50.780	$291,985

	1/23/19										24,092	$50.780	$291,995

(1)
The grant date fair value of equity incentive plan awards, based on the probable outcome of the performance condition, and stock and option awards all calculated in accordance with Topic 718, and as referenced in the Corporation's Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for the fiscal year ended December 31, 2019.

(2)
Represents grants made under the LTCIP.

(3)
Represents grants made under the Annual EVA® Incentive Compensation Plan.

(4)
Represents PC-RSUs granted January 23, 2019, at a value of $50.78 per unit, with an assumption of probable outcome at target if the performance measurements are met.

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EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS TABLE

The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2019. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2019.

	Option Awards							Stock Awards

NEO	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

John A. Hayes	229,278	(5)	—			$17.9180	1/26/2021	9,600	$620,832	243,144	$15,724,122

	418,400	(5)	—			$18.8500	1/25/2022

	364,800	(5)	—			$22.9650	1/30/2023

	356,000	(5)	—			$24.5350	1/29/2024

	309,860	(5)	—			$33.0750	2/4/2025

	186,512	(5)	62,170	(5)		$33.0500	1/27/2026

	140,516	(5)	140,514	(5)		$38.3750	1/25/2027

	77,178		231,532			$38.8400	1/24/2028

	—		239,274			$50.7800	1/23/2029

Scott C. Morrison	41,200	(5)	—			$17.9180	1/26/2021	8,000	$517,360	72,332	$4,677,710

	800		—			$18.8500	1/25/2022

	90,800	(5)	—			$18.8500	1/25/2022

	84,400	(5)	—			$22.9650	1/30/2023

	84,400	(5)	—			$24.5350	1/29/2024

	70,422	(5)	—			$33.0750	2/4/2025

	43,276	(5)	14,426	(5)		$33.0500	1/27/2026

	33,958	(5)	33,958	(5)		$38.3750	1/25/2027

	17,641		52,921			$38.8400	1/24/2028

	—		54,785			$50.7800	1/23/2029

Daniel W. Fisher	22,536	(5)	—			$33.0750	2/4/2025	26,301	$1,700,886	62,151	$4,019,305

	14,534	(5)	4,844	(5)		$33.0500	1/27/2026

	23,420	(5)	23,418	(5)		$38.3750	1/25/2027

	—		49,614			$38.8400	1/24/2028

	—		52,805			$50.7800	1/23/2029

Lisa A. Pauley	27,400	(5)	—			$17.9180	1/26/2021	8,000	$517,360	45,673	$2,953,673

	40,400	(5)	—			$18.8500	1/25/2022

	41,000	(5)	—			$22.9650	1/30/2023

	41,200	(5)	—			$24.5350	1/29/2024

	34,930	(5)	—			$33.0750	2/4/2025

	20,830	(5)	6,944	(5)		$33.0500	1/27/2026

	19,906	(5)	19,906	(5)		$38.3750	1/25/2027

	10,474		31,422			$38.8400	1/24/2028

	—		32,508			$50.7800	1/23/2029

Robert D. Strain, Jr.	18,570	(5)	6,190	(5)		$33.0500	1/27/2026	4,800	$310,416	30,839	$1,994,358

	14,052	(5)	14,052	(5)		$38.3750	1/25/2027

	7,718		23,153			$38.8400	1/24/2028

	—		24,092			$50.7800	1/23/2029

(1)
The unexercisable stock options and SARs become exercisable in 25% annual increments on the anniversary of the grant date, beginning on the first anniversary.

(2)
The vesting schedule for units not yet vested for each NEO is as follows:

Mr. Hayes—9,600 on September 15, 2020.

Mr. Morrison—8,000 on September 15, 2020.

Mr. Fisher—5,000 on January 13, 2020; 686 on March 15, 2020; 4,410 on June 15, 2020; 5,000 on January 13, 2021; 914 on March 15, 2021; 4,411 on June 15, 2021 and 5,880 on June 15, 2022.

Ms. Pauley—8,000 on September 15, 2020.

Mr. Strain—4,800 on September 15, 2020.

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EXECUTIVE COMPENSATION
(3)
The market value of shares is based on $64.67, the closing price of Ball Corporation common stock on December 31, 2019.

(4)
The vesting dates for the units attributable to PC-RSUs not yet vested for each NEO for years 2020, 2021 and 2022 contingent on meeting the performance goal of the period ending December 31 in years 2019, 2020 and 2021, respectively, and upon certification of the performance measures by Board, and the vesting dates for the units attributable to SAIP RSUs not yet vested for each NEO, contingent on meeting the performance goals of the period ending December 31, 2019, and upon certification of the performance measures by Board, are as follows:

	~January 31, 2020	~January 31, 2021	~January 31, 2022

Mr. Hayes	113,944	72,091	57,109

Mr. Morrison	42,778	16,478	13,076

Mr. Fisher	34,100	15,448	12,603

Ms. Pauley	28,130	9,784	7,759

Mr. Strain	17,800	7,209	5,750

(5)
Represents a grant of stock-settled SARs.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table summarizes for each NEO the options exercised and the stock awards vested during 2019. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for RSUs granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant's separation from service. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided in the "Non-Qualified Deferred Compensation" section that follows. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. The value realized on vesting also includes the vested value of dividend equivalents paid during 2019 on outstanding RSUs or payment on accrued dividend equivalent earned for the 2016-2018 PC-RSU period.

	Option Awards		Stock Awards

NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(1)(2)(3)

John A. Hayes	232,548	$25,385,721	146,988	$8,028,646

Scott C. Morrison	56,486	$6,109,906	41,772	$2,366,870

Daniel W. Fisher	4,745	$674,585	17,378	$910,072

Lisa A. Pauley	20,708	$1,982,276	21,612	$1,280,452

Robert D. Strain, Jr.	30,018	$3,733,550	17,520	$1,012,438

(1)
Value realized on vesting is based on the closing stock price on the day the RSUs vested.

(2)
Amounts deferred to the 2005 Deferred Compensation Company Stock Plan upon vesting of stock awards for each NEO were:

Mr. Hayes—Deferred 146,988 vested RSUs valued at $7,831,773

Ms. Pauley—Deferred 21,612 vested RSUs valued at $1,252,575

Mr. Strain—Deferred 6,960 vested RSUs valued at $363,869

(3)
Value realized on vesting also includes the value of dividend equivalents vested and paid during 2019 on outstanding RSU balances eligible for dividend equivalents on the record date at a dividend rate equal to that paid to the Corporation's common shareholders. Dividend equivalents related to PC-RSUs granted pursuant to the Amended and Restated 2013 Stock and Cash Incentive Plan are accrued and paid only if the performance condition is achieved and the restrictions on the units vest. Dividend equivalents paid during 2019 for each NEO were:

Mr. Hayes—$196,873

Mr. Morrison—$50,589

Mr. Fisher—$21,152

Ms. Pauley—$27,876

Mr. Strain—$22,872

BALL CORPORATION 2020 PROXY STATEMENT   |   59

EXECUTIVE COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION PLANS TABLE

We have four active deferred compensation plans to which eligible participants may make contributions: the 2017 Deferred Compensation Company Stock Plan for Directors, the 2005 Ball Corporation Deferred Compensation Plan, the 2005 Ball Corporation Deferred Compensation Company Stock Plan and the 2005 Ball Corporation Deferred Compensation Plan for Directors.

  ▪
  2017 Deferred Compensation Company Stock Plan for Directors—Eligible nonmanagement members of the Corporation's Board may defer payment of a portion or all of their annual fixed cash retainer (inclusive of any committee chair and/or Lead Independent Director fees), annual incentive cash retainer and their eligible RSU awards. Elections to defer this compensation are made annually. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock, and participants also receive a 20% Corporation match, up to an annual maximum match of $20,000 per year. Dividend equivalents, applicable to any balance denominated in units, are credited to each participant's accounts as of each dividend payment date for the Corporation's common stock. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum and/or annual installments ranging between two and 15 years.

  ▪
  2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation, and nonmanagement members of the Corporation's Board may defer a portion or all of their annual cash director fees. Amounts deferred or credited are notionally invested among various investment funds where the return on the participant's balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 24 mutual fund-like investments. The one-year annual rate of return of the funds ranged from 2.0% to 38.1%, and the three-year average annual rate of return of the funds ranged from 1.4% to 19.5%. Distributions are based on the payment schedule elected by the participant, and may occur in service or commence at a defined point no sooner than six months following separation of service, in the form of either a lump sum and/or annual installments ranging between two and 15 years.

  ▪
  2005 Deferred Compensation Company Stock Plan—Eligible employee participants may defer payment of a portion or all of their annual incentive compensation. Elections to defer annual incentive compensation are made annually. Participants may also elect to defer certain RSU awards. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock, and participants also receive a 20% Corporation match, up to an annual maximum match of $20,000 per year. Pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other mutual fund-like investments (the same investments in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors, above); however, at least 50% of the balance will remain in stock units until retirement. Dividend equivalents, applicable to any balance denominated in units, are credited to each participant's accounts as of each dividend payment date for the Corporation's common stock. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum and/or annual installments ranging between two and 15 years. Beginning in 2018, nonmanagement members of the Corporation's Board may not elect to defer to this plan, as it was replaced with the 2017 Deferred Compensation Company Stock Plan for Directors. Some previous deferral elections exist for certain nonmanagement members of the Corporation's Board which are required to occur under this plan. These limited situations may result in a participant receiving match contributions to the 2005 Deferred Compensation Company Stock Plan and the 2017 Deferred Compensation Company Stock Plan for Directors in the same year.

The basis for investment earnings on prior, frozen plans varies as follows:

  ▪
  2001 Deferred Compensation Plan and 2002 Deferred Compensation Plan for Directors—Balance is notionally invested in mutual fund-like investments (the same investments in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors, above).

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EXECUTIVE COMPENSATION
  ▪
  2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation common stock. Dividend equivalents are credited to the account as of each dividend payment date for the Corporation's common stock.

  ▪
  1989 Deferred Compensation Plan—Provides for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31.

  ▪
  1986 Deferred Compensation Plan for Directors and 1988 Deferred Compensation Plan—Provides

  for an annual return equal to the average composite yield on Moody's for the 12 months ending October 31 plus 5 percentage points. Additionally, the 1988 Deferred Compensation Plan includes a fixed rate set by the Corporation at 9% for Company directed deferrals.

The following table provides information related to the Corporation's deferred compensation plans. The "Aggregate Balance at Last FYE" column represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

NEO	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

John A. Hayes	$7,831,773	$20,000	$14,029,347	$—	$54,357,720

Scott C. Morrison	$100,000	$20,000	$6,075,311	$—	$21,395,128

Daniel W. Fisher	$125,000	$20,000	$188,825	$—	$640,230

Lisa A. Pauley	$1,252,575	$20,000	$4,022,615	$—	$15,459,190

Robert D. Strain, Jr.	$463,869	$20,000	$871,388	$—	$3,111,371

Mr. Hayes—$20,000 of the Registrant Contributions and $8,639 of the Aggregate Earnings are reported as compensation in the "Summary Compensation Table" for fiscal year 2019 and $12,557,410 of the Aggregate Balance was reported as compensation in the "Summary Compensation Table" since 2006. The Aggregate Earnings reflects $1,519,681, from cash accounts composed of $11,626 based on Moody's rate plus 5 percentage points and $1,508,055 based on notional investments in investment funds, plus $12,509,667 based on an increase in value and dividend equivalents on equity accounts.

Mr. Morrison—$20,000 of the Registrant Contributions is reported as compensation in the "Summary Compensation Table" for fiscal year 2019 and $2,714,010 of the Aggregate Balance was reported as compensation in the "Summary Compensation Table" since 2010. The Aggregate Earnings reflects 427,270 from cash accounts composed of notional investments in investment funds, plus $5,648,041 based on an increase in value and dividend equivalents on equity accounts.

Mr. Fisher—$20,000 of the Registrant Contributions is reported as compensation in the "Summary Compensation Table" for fiscal year 2019 and $182,000 of the Aggregate Balance was reported as compensation in the "Summary Compensation Table" since 2017. The Aggregate Earnings reflects $188,825 based on an increase in value and dividend equivalents on equity accounts.

Ms. Pauley—$20,000 of the Registrant Contributions and $1,322 of the Aggregate Earnings are reported as compensation in the "Summary Compensation Table" for fiscal year 2019 and $3,338,661 of the Aggregate Balance has been reported as compensation in the "Summary Compensation Table" for 2011 and since 2014. The Aggregate Earnings reflects $395,618 from cash accounts composed of $1,779 based on Moody's rate plus 5 percentage points and $393,839 based on notional investments in investment funds, plus $3,626,997 based on an increase in value and dividend equivalents on equity accounts.

Mr. Strain—$20,000 of the Registrant Contributions is reported as compensation in the "Summary Compensation Table" for fiscal year 2019. The Aggregate Earnings reflects $871,388 based on an increase in value and dividend equivalents on equity accounts.

BALL CORPORATION 2020 PROXY STATEMENT   |   61

EXECUTIVE COMPENSATION

PENSION BENEFITS TABLE

NEOs receive retirement benefits under a qualified salaried defined benefit pension plan and a non-qualified Supplemental Executive Retirement Plan ("SERP"). The "Pension Benefits Table" shows each NEO's number of years of credited service, present value of accumulated benefits and payments during fiscal year 2019 for the qualified plan and the SERP. The present value of the accumulated benefit is the December 31, 2019, value of the annual benefit that was earned as of December 31, 2019.

We offer two qualified salaried defined benefit pension plans in the U.S. that provide the same benefits. One plan covers our Aerospace subsidiary's salaried employees and the other covers all other U.S. salaried employees. The NEOs are covered under the latter. The qualified plans were designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, we changed the formula by which the accrued pension benefit under the plans is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. Effective January 1, 2007, the accrued pension benefit is a monthly annuity that is equivalent to a lump sum payable when the participant reaches age 65 calculated on base salary each year, the Social Security Wage Base ("SSWB") and a multiple based on years of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum or a combination of both, depending on the election of the participant at retirement. We also sponsor a non-qualified SERP that mirrors the pension plans and is designed to replace the benefits that would have been provided under the pension plans if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans for retirement in 2019 is $220,000 and annual compensation exceeding $275,000 in 2019 cannot be considered in computing the maximum permissible benefit under the plans.

Terms for U.S.-Accrued Benefits Prior to January 1, 2007

The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:

  ▪
  1% times Final Monthly Average Salary plus 0.5% times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years, where

  ▪
  Salary is defined to be a NEO's monthly base salary excluding bonus and incentive compensation.

Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months through December 31, 2006.

Covered Compensation is an average of the SSWB in effect during a NEO's career. The SSWB is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced social security benefit. This portion of the benefit formula accounts for the fact that social security does not cover earnings over a certain level.

Benefit Service is a NEO's service as a salaried employee with the Corporation plus any service with a predecessor plan as appropriate. Participants are 100% vested in their benefit at the time they are credited with five or more years of service with the Corporation.

Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least ten years of vesting service will receive a reduction of benefit equal to 4% for each year that benefit commencement age precedes age 65 but is greater than age 60, and a 6% reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for U.S.-Accrued Benefits Beginning January 1, 2007

The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65, is based on a percentage of the participant's base pay each year as follows:

If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65

0 to 9 full years of benefit service	11.5% of base pay + 5% of base pay over 50% of SSWB(1)

10 to 19 full years of benefit service	13.0% of base pay + 5% of base pay over 50% of SSWB(1)

20 or more full years of benefit service	15.0% of base pay + 5% of base pay over 50% of SSWB(1)

(1)
SSWB is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that social security does not cover earnings over a certain level.

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EXECUTIVE COMPENSATION

Base pay is the NEO's base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.

Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007, may be paid to the participant in either a lump sum or an annuity. If the benefit is paid prior to age 65, the benefit will be reduced 5% compounded annually for each year the payment is made before such age.

Terms for U.S. SERP Accrued Benefits

Since the SERP mirrors the U.S. qualified pension plan, the formulas for deriving the SERP accrued benefits are the same as those described for the pension plans; however, the amount of retirement benefit the participants receive is equal to the difference between the benefit calculated without IRS limits and the benefit calculated with IRS limits. Effective January 1, 2007, the SERP was amended by the Committee to provide participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. The SERP was also amended to provide that when determining lump sum payments, the SERP would use the same assumptions that exist in the salaried retirement plans except that the interest rate used shall be equal to four-fifths of the interest rate used to determine lump sum benefits under those salaried retirement plans in recognition that payments from the SERP cannot be rolled into a tax-deferred account such as an IRA.

Present Value Assumptions

The Present Value of Accumulated Benefit reported in the Pension Benefits table is based on the following assumptions, which are consistent with those used for the Corporation's Consolidated Financial Statements on Ball Corporation's Form 10-K for fiscal year ending December 31, 2019:

Discount Rate at December 31, 2019	2.93% for U.S. accounting assumptions

Mortality	IRS-prescribed base rates adjusted for Ball experience projected generationally from 2014 using Scale MP-2018 with a 0.75% long term improvement rate

Preretirement Decrements	None

Qualified Form of Pension Payment	Life Annuity—40% and Lump Sum—60%

NEO	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

John A. Hayes	U.S. Qualified	20.88	$632,465	$—

	U.S. SERP	20.88	$1,386,875	$—

Scott C. Morrison	U.S. Qualified	19.26	$640,110	$—

	U.S. SERP	19.26	$530,595	$—

Daniel W. Fisher	U.S. Qualified	9.86	$233,788	$—

	U.S. SERP	9.86	$141,714	$—

Lisa A. Pauley	U.S. Qualified	32.00	$1,029,216	$—

	U.S. SERP	32.00	$277,835	$—

Robert D. Strain, Jr.	U.S. Qualified	7.83	$328,360	$—

	U.S. SERP	7.83	$200,188	$—

BALL CORPORATION 2020 PROXY STATEMENT   |   63

EXECUTIVE COMPENSATION

OTHER POTENTIAL POST-EMPLOYMENT BENEFITS

This section provides information related to the potential post-employment benefits that could be payable or due to the NEOs under various termination scenarios. Such potential benefits payable or due may result from our obligation to the executive under (1) any existing compensation and benefit plan, policy, practice or program of the Corporation that is generally available to all participants, or (2) under any agreement specifically entered into by the Corporation and the executive.

In general, the compensation and benefit elements provided to employees, including the NEOs, are governed by provisions, terms or procedures of plan documents, policies and practices that define the rights of and the obligations due to the participant in the case of termination of employment. These provisions, terms or procedures apply to all employees, including the NEOs, receiving such compensation or benefit. Such compensation and benefit elements would include annual incentive compensation, long-term cash incentives, long-term equity incentives, retirement benefits and deferred compensation.

We have entered into certain severance benefit and change-in-control agreements with the NEOs which contain provisions that require us to provide post-employment payments or benefits to each executive in the event of termination of employment without cause or termination following a change in control. The respective agreements with the NEOs contain customary noncompete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants, and were amended and restated in 2008 to conform to Code Section 409A. We do not have employment agreements with any of the NEOs. The key provisions, terms or procedures that would apply to the NEOs for the various compensation and benefit elements under various termination scenarios are summarized below. It is followed by another table containing an estimate of the compensation payable or the value of compensation elements due to the NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2019.

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EXECUTIVE COMPENSATION

Post-Employment Benefits Summary

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Cash Severance	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—2 times base salary plus target annual incentive.	All NEOs—2 times base salary plus target annual incentive, which is paid in a lump sum.

All Other NEOs—1.5 times base salary plus target annual incentive.

Form of payment is a lump sum to all NEOs.

Treatment of Annual Incentives	If termination occurs mid-performance period, other than for cause, NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal. If termination is for cause, then any payment is forfeited.	If death occurs mid-performance period, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	If disability occurs mid-performance period, NEOs receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	If terminated mid-performance period, NEOs receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	If terminated mid-performance period, NEOs receive a prorated portion of the target award.

BALL CORPORATION 2020 PROXY STATEMENT   |   65

EXECUTIVE COMPENSATION

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Long-Term Cash Incentives	If termination occurs mid-performance period, NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal. If termination is for cause, then any payments are forfeited.	If death occurs mid-performance period, NEOs' beneficiaries receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	If disability occurs mid-performance period, NEOs receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	If termination occurs mid-performance period, NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of the award at the end of the performance period contingent on meeting the performance goal.	NEOs receive a lump sum payment based on the performance at the end of the calendar year immediately preceding the change in control.

Treatment of Restricted Stock Units	All unvested RSUs are forfeited.	All unvested RSUs vest.	All unvested RSUs vest.	All unvested RSUs are forfeited.	All unvested RSUs vest.

Treatment of Performance-Contingent RSUs	For NEOs with combined age and service years of 70 or above (minimum age of 55), and who have signed a noncompetition agreement, unvested RSUs will vest on the vest date if the performance measure is achieved. If termination is for cause, then any awards are forfeited.	All unvested RSUs vest at the end of the performance period, if the performance measure is achieved.	All unvested RSUs vest at the end of the performance period, if the performance measure is achieved.	For NEOs with combined age and service years of 70 or above (minimum age of 55), and who have signed a noncompetition agreement, unvested RSUs will vest on the vest date if the performance measure is achieved.	All unvested RSUs vest.

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EXECUTIVE COMPENSATION

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Stock Options/SARs	Awards granted prior to 2017: For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and options/SARs will remain exercisable for a maximum of 5 years (ISO tax treatment is only available for 90 days). For all other NEOs, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. Awards granted after 2016: Similar to awards granted prior to 2017, except retirement age/service is defined as NEOs with combined age and service years of 70 or above (minimum age of 55), and awards are forfeited if termination is for cause.	All options/SARs vest.	Options/SARs continue to vest pursuant to the original vesting schedule.	Awards granted prior to 2017: For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and options/SARs will remain exercisable for a maximum of 5 years (ISO tax treatment is only available for 90 days). For all other NEOs, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. Awards granted after 2016: Similar to awards granted prior to 2017, except retirement age/service is defined as NEOs with combined age and service years of 70 or above (minimum age of 55).	All options/SARs vest and in lieu of common stock issuable upon exercise, the NEOs are paid a lump sum amount equal to the number of outstanding shares underlying the options/SARs times the excess of the closing stock price on the date of termination over the exercise price.

BALL CORPORATION 2020 PROXY STATEMENT   |   67

EXECUTIVE COMPENSATION

Component	Voluntary or Termination for Cause	Death	Disability	Termination Without Cause	Termination Following a Change in Control

Treatment of Special Acquisition-Related Incentive Program RSUs	NEOs with combined age and service years of 70 or above (minimum age of 55), and who have signed a noncompetition agreement, will receive a prorated portion of unvested RSUs on the vest date if the performance measure is achieved. If termination is for cause, then any award is forfeited.	All unvested RSUs vest at the end of the performance period, if the performance measure is achieved.	All unvested RSUs vest at the end of the performance period, if the performance measure is achieved.	NEOs with combined age and service years of 70 or above (minimum age of 55), and who have signed a noncompetition agreement, will receive a prorated portion of unvested RSUs on the vest date if the performance measure is achieved.	All unvested RSUs vest.

Treatment of Deposit Share Program RSUs	NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of unvested RSUs, unless terminated for cause. If termination is for cause, then any award is forfeited.	All unvested RSUs vest.	All unvested RSUs vest.	NEOs with combined age and service years of 70 or above (minimum age of 55) receive a prorated portion of unvested RSUs.	All unvested RSUs vest.

Retirement Benefits	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—Paid a lump sum amount equal to an additional 2 years of service credited.	All NEOs—Paid a lump sum amount equal to an additional 2 years of service credited.

All Other NEOs—Paid a lump sum amount equal to an additional 1.5 years of service credited.

Health and Welfare Benefits	No additional benefits received.	No additional benefits received.	Continued for period of disability.	CEO—Continued for 2 years.	All NEOs—Continued for 2 years.

All Other NEOs—Continued for 1.5 years.

Other Benefits	NEOs with combined age and service years of 70 or above (minimum age of 55) receive a financial planning services valued at up to $10,000 per year for 2 years. If termination is for cause, then this benefit is forfeited.	No additional benefits received.	For all NEOs, long-term disability payment of up to $15,000 per month.	For all NEOs, outplacement benefits valued at $20,000 and financial planning services valued at up to $10,000 per year for 2 years.	For all NEOs, outplacement benefits valued at $20,000 and payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.

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EXECUTIVE COMPENSATION

A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by us for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. A Constructive Termination means, in general terms, any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change in control, unless agreed to by the executive. Payments associated with a termination following a change in control will be triggered if both of the following two events occur:

  ▪
  A change in control occurs. A "change in control" can occur by virtue, in general terms, of an acquisition by any person of 30% or more of the Corporation's voting shares, a merger in which the shareholders of the Corporation before the merger own 50% or less of the Corporation's voting shares after the merger, shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of the assets of the Corporation, and if, during any two-year period, directors at the beginning of the period fail to constitute a majority of the Board.

  ▪
  The executive is terminated in either an Actual Termination or a Constructive Termination not for cause.

With respect to change-in-control agreements executed prior to 2010, in the event benefits are paid because of a change in control and such benefits are subject to Code Section 280G, the Corporation would reimburse the executive for such excise taxes paid, together with taxes incurred as a result of such reimbursement. Beginning in 2010, all newly executed change-in-control agreements do not include excise tax reimbursement.

The following table represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2019, with stock awards and unexercisable stock options benefit values based on the Corporation's December 31, 2019, stock price of $64.67 and performance-based RSUs using a payout at target.

BALL CORPORATION 2020 PROXY STATEMENT   |   69

EXECUTIVE COMPENSATION

NEO		Voluntary	Death	Disability	Without Cause	For Cause	Change in Control

John A. Hayes	Cash Severance	$—	$—	$—	$6,390,546	$—	$6,390,546

	Long-Term Cash Incentive	—	2,833,333	2,833,333	—	—	2,833,333

	Outstanding Stock Awards	—	620,832	620,832	—	—	620,832

	Outstanding Performance Awards	—	15,724,122	15,724,122	—	—	15,724,122

	Unexercisable Stock Options	—	14,964,618	14,964,618	—	—	14,964,618

	Retirement Benefits	—	—	—	371,068	—	371,068

	Health & Welfare	—	—	—	45,520	—	47,949

	Perquisites	—	—	—	40,000	—	20,000

	Total	$—	$34,142,906	$34,142,906	$6,847,134	$—	$40,972,469

Scott C. Morrison	Cash Severance	$—	$—	$—	$1,988,245	$—	$2,650,993

	Long-Term Cash Incentive	648,000	648,000	648,000	648,000	—	648,000

	Outstanding Stock Awards	427,533	517,360	517,360	427,533	—	517,360

	Outstanding Performance Awards	4,677,710	4,677,710	4,677,710	4,677,710	—	4,677,710

	Unexercisable Stock Options	3,476,989	3,476,989	3,476,989	3,476,989	456,150	3,476,989

	Retirement Benefits	—	—	—	151,747	—	215,985

	Health & Welfare	—	—	—	36,426	—	51,488

	Perquisites	—	—	—	40,000	—	20,000

	Total	$9,230,233	$9,320,059	$9,320,059	$11,129,460	$456,150	$12,258,525

Daniel W. Fisher	Cash Severance	$—	$—	$—	$1,923,341	$—	$2,564,454

	Long-Term Cash Incentive	—	613,333	613,333	—	—	613,333

	Outstanding Stock Awards	—	1,700,886	1,700,886	—	—	1,700,886

	Outstanding Performance Awards	—	4,019,305	4,019,305	—	—	4,019,305

	Unexercisable Stock Options	—	2,783,935	2,783,935	—	—	2,783,935

	Retirement Benefits	—	—	—	81,817	—	166,626

	Health & Welfare	—	—	—	22,780	—	33,077

	Perquisites	—	—	—	40,000	—	20,000

	Total	$—	$9,117,459	$9,117,459	$2,067,938	$—	$11,901,616

Lisa A. Pauley	Cash Severance	$—	$—	$—	$1,451,503	$—	$1,935,337

	Long-Term Cash Incentive	384,667	384,667	384,667	384,667	—	384,667

	Outstanding Stock Awards	427,533	517,360	517,360	427,533	—	517,360

	Outstanding Performance Awards	2,953,673	2,953,673	2,953,673	2,953,673	—	2,953,673

	Unexercisable Stock Options	2,006,164	2,006,164	2,006,164	2,006,164	219,569	2,006,164

	Retirement Benefits	—	—	—	123,313	—	173,029

	Health & Welfare	—	—	—	22,522	—	32,730

	Perquisites	—	—	—	40,000	—	20,000

	Total	$5,772,037	$5,861,864	$5,861,864	$7,409,375	$219,569	$8,022,960

Robert D. Strain, Jr	Cash Severance	$—	$—	$—	$1,209,554	$—	$1,612,739

	Long-Term Cash Incentive	284,000	284,000	284,000	284,000	—	284,000

	Outstanding Stock Awards	256,546	310,416	310,416	256,546	—	310,416

	Outstanding Performance Awards	1,994,358	1,994,358	1,994,358	1,994,358	—	1,994,358

	Unexercisable Stock Options	1,497,905	1,497,905	1,497,905	1,497,905	195,728	1,497,905

	Retirement Benefits	—	—	—	113,455	—	155,419

	Health & Welfare	—	—	—	18,632	—	32,730

	Perquisites	—	—	—	40,000	—	20,000

	Total	$4,032,809	$4,086,679	$4,086,679	$5,414,451	$195,728	$5,907,567

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EXECUTIVE COMPENSATION

CEO PAY RATIO

The following ratio compares the total annual compensation of our median employee with the total annual compensation of Mr. Hayes, our CEO. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K (the "pay ratio rule").

The total annual compensation of our median employee, not including our CEO, was $93,903. This total compensation amount includes salary paid in the fiscal year, bonuses, non-equity incentive plan compensation (even if paid in the following fiscal year), change in pension value, company contributions to defined contribution plans and other required compensation per Summary Compensation Table disclosure rules. The total annual compensation of our CEO, as reported in the Summary Compensation Table, was $11,855,919. For 2019, the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee was 126 to 1.

For purposes of the above disclosure, we are required to identify our median employee based upon our total, global workforce. To identify our median-paid employee, from our total, global workforce, we used the following:

methodology, material assumptions, adjustments and estimates:

  ▪
  As is permitted under SEC rules, to determine our median employee, we used annual base salary as the consistently applied compensation measure ("CAGM"), rather than total compensation as calculated under the Summary Compensation Table disclosure rules.

  ▪
  We determined our median employee as of October 31, 2019, which is within the last three months of 2019, as required by the pay ratio rule.

  ▪
  As of our determination date, our total, global workforce was 17,007 employees, comprised of 7,989 U.S. employees and 9,018 non-U.S. employees.

  ▪
  All non-U.S. employees' pay was converted into USD using exchange rates based on our determination date.

  ▪
  We excluded no employees from this determination, although permitted to do so under the de minimis exception to the pay ratio rule.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the shares of Common Stock which may be issued under the Corporation's existing compensation plans, as of December 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)

Equity compensation plans approved by security holders	12,385,460	$32.41	19,641,712

Equity compensation plans not approved by security holders	—	—	—

Total	12,385,460	$32.41	19,641,712

BALL CORPORATION 2020 PROXY STATEMENT   |   71

STOCK OWNERSHIP INFORMATION

BENEFICIAL OWNERSHIP

The following table lists the beneficial ownership of common stock of the Corporation of our director nominees, continuing directors, all individuals who served as either our Chief Executive Officer ("CEO") or our Chief Financial Officer ("CFO") during the last fiscal year, the three other highest paid executive officers of the Corporation and, as a group, all of such persons and our other executive officers as of the close of business on March 5, 2020.

Title of Class	Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class(2)	Number of Shares Which Become Available or Subject to Options Exercisable or Which Become Exercisable Within 60 Days of March 5, 2020(3)	Deferred Share or Stock Unit Equivalent(4)	Restricted Stock Shares or Units(5)

Common	John A. Bryant	—		*	—	1,840	6,038

Common	Michael J. Cave	6,000		*	—	6,231	28,922

Common	Daniel W. Fisher	97,070		*	107,467	19,861	58,334

Common	John A. Hayes	2,660,503	(6)	*	2,275,540	712,374	180,679

Common	Daniel J. Heinrich	9,500		*	—	3,417	21,926

Common	Pedro H. Mariani	6,000		*	—	—	56,610

Common	Scott C. Morrison	948,247	(7)	*	529,639	297,978	46,922

Common	Georgia R. Nelson	18,000		*	—	70,756	89,282

Common	Cynthia A. Niekamp	6,000		*	—	—	21,926

Common	Lisa A. Pauley	745,166	(8)	*	271,639	203,946	31,109

Common	Todd A. Penegor	—		*	—	—	2,075

Common	Cathy D. Ross	—		*	—	4,802	9,563

Common	Betty Sapp	—		*	—	—	2,135

Common	Robert D. Strain, Jr.	114,504		*	67,297	49,967	21,782

Common	Stuart A. Taylor II	119,356		*	—	109,230	174,638

Common	All of the above and present executive officers as a group (18)	5,459,290	(9)	1.7	3,599,719	1,654,983	804,768

(1)
Full voting and dispositive investment power, unless otherwise noted.

(2)
* Indicates less than 1% ownership.

(3)
Includes RSUs that may vest or options that may vest or be acquired upon exercise during the next 60 days.

(4)
These deferred shares or stock units are equivalent to an equal number of shares of common stock that have been deferred to the Ball Corporation Deferred Compensation Company Stock Plans, with no voting rights or dispositive investment power with respect to the underlying common stock prior to its issuance.

(5)
These Restricted Stock Shares or Restricted Stock Units have no voting rights or dispositive investment power.

(6)
Includes 76,000 shares, as to which Mr. Hayes has shared ownership and voting power.

(7)
Includes 76,728 shares held in trust, as to which Mr. Morrison disclaims beneficial ownership.

(8)
Includes 283,475 shares owned by Ms. Pauley's spouse, as to which she disclaims beneficial ownership.

(9)
Includes 361,003 shares to which beneficial ownership is disclaimed. In addition, no shares have been pledged as security.

DELINQUENT SECTION 16(a) REPORTS

To our knowledge, based solely upon a review of the copies of the forms furnished to us and/or written representations from certain reporting persons, we believe that all filing requirements under Section 16(a) applicable to officers and directors were met during the fiscal year ended December 31, 2019, except as the result of unintentional administrative error. In 2019, there were three late transaction filings, due to administrative error; Mr. Hayes' transaction on September 6, 2019, was not reported until September 11, 2019, and Ms. Ross' and Mr. Bryant's transactions on September 17, 2019, were not reported until October 17, 2019.

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STOCK OWNERSHIP INFORMATION

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

At the close of business on March 5, 2020, there were outstanding 325,785,133 shares of common stock. Each of the shares of common stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.

Based on Schedule 13G filings with the Securities and Exchange Commission ("SEC"), the following table indicates the beneficial owners of more than 5% of the Corporation's outstanding common stock as of December 31, 2019:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	37,676,357	(1)	11.51

BlackRock, Inc. 55 East 52nd Street New York, New York 10055	27,215,259	(2)	8.30

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	23,913,137	(3)	7.30

(1)
500,088 shares with sole power to vote or direct to vote.
83,004 shares with shared power to vote or direct to vote.
37,119,509 shares with sole power to dispose of or to direct the disposition of.
556,848 shares with shared power to dispose of or to direct the disposition of.

Vanguard Fiduciary Trust Company ("VFTC"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 389,564 shares or 0.11% of the common stock outstanding of the Corporation as a result of its serving as investment manager of collective trust accounts.

Vanguard Investments Australia, Ltd. ("VIA"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 272,412 shares or 0.08% of the common stock outstanding of the Corporation as a result of its serving as investment manager of Australian investment offerings.

(2)
23,421,056 shares with sole voting power.
27,215,259 shares with sole dispositive power.
No shares with shared voting power and shared dispositive power.

(3)
7,946,808 shares with sole voting power.
23,913,137 shares with sole dispositive power.
No shares with shared voting power.
No shares with shared dispositive power.

BALL CORPORATION 2020 PROXY STATEMENT   |   73

AUDIT MATTERS

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP, the Corporation's independent auditor, for 2019 and 2018. Audit fees included the audit of the Corporation's annual Consolidated Financial Statements, reviews of quarterly reports and the auditor's report under the Sarbanes-Oxley Act of 2002, together with fees for statutory and subsidiary audits, SEC registration statements, comfort letter and consents. Audit-related services consisted principally of consultations related to our acquisitions and divestitures, audits of employee benefit plans, audits of carve-out financial statements, and pending accounting pronouncements. Tax fees consist principally of tax compliance matters related to tax audits, return preparation fees and fees for tax consultations.

The Audit Committee's Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. Management and the independent auditor submit a report of fees for review and preapproval by the Committee on a quarterly basis. The Audit Committee requires management and the independent auditor to submit a report at least annually regarding audit, audit-related, tax and all other fees paid by us to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee considers whether the fees for non-audit and audit-related services are compatible with maintaining the auditor's independence and requires management and the independent auditor to confirm this as well. The Audit Committee preapproved 100% of all of the above-referenced fees paid in 2019 and 2018 for services that were provided by PricewaterhouseCoopers LLP.

A copy of the Audit Committee Charter is set forth on our website at www.ball.com/investors, under "Corporate Governance."

(In millions)	Fiscal 2019	Fiscal 2018

Audit Fees	$11.8	$10.7

Audit-Related Fees	0.1	1.6

Tax Fees	1.7	1.2

All Other Fees	—	—

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Corporation's Board consists of non-employee directors who are independent under the NYSE Listing Standards and SEC rules.

Management is responsible for the Corporation's

  ▪
  accounting policies

  ▪
  system of internal accounting controls over financial reporting

  ▪
  disclosure controls and procedures

  ▪
  performance of PricewaterhouseCoopers LLP, the independent auditor

  ▪
  Internal Audit Department

  ▪
  compliance with laws, regulations and applicable ethical business standards

The independent auditor is responsible for performing an audit of our Consolidated Financial Statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon as well as issuing an opinion on the effectiveness of our internal control over financial reporting.

The Committee's responsibility is to monitor and oversee the internal controls over financial reporting and disclosure controls and procedures, and to engage and evaluate the independent auditor. Management has represented to the Committee that the financial statements for the Corporation for the year ended December 31, 2019, were prepared in accordance with U.S. GAAP, and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards.

The Corporation's independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Committee has discussed with the independent auditor that firm's independence and that firm's internal quality control procedures, peer reviews and any investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.

Based upon the Committee's review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by PCAOB Rule 3526), the Committee recommended to the Board that the audited Consolidated Financial Statements in the Corporation's Annual Report on Form 10 K, including managements and the independent auditor's opinion of the Corporation's effectiveness of internal control over financial reporting as of December 31, 2019, be filed with the SEC.

The foregoing report has been furnished by the following members of the Audit Committee:

Cathy D. Ross
John A. Bryant
Michael J. Cave
Daniel J. Heinrich
Todd A. Penegor

BALL CORPORATION 2020 PROXY STATEMENT   |   75

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 1—ELECTION OF DIRECTORS

Pursuant to our Amended Articles of Incorporation, as amended, and the Indiana Business Corporation Law, our Board of Directors is divided into three classes, as nearly equal in number as possible, with directors serving staggered three-year terms. Amendments to the Indiana Business Corporation Law in 2009 made this classified Board structure statutorily required for Ball Corporation, effective from and after July 31, 2009. On April 29, 2020, four persons are to be elected to serve as directors until the 2023 Annual Meeting of Shareholders. Unless otherwise instructed on the accompanying proxy, the persons named in the proxy intend to vote for nominees John A. Hayes, Cathy D. Ross, Betty Sapp and Stuart A. Taylor II to hold office as directors of the Corporation until the 2023 Annual Meeting of Shareholders (Class II), or, in each case, until his or her respective successor is elected and qualified. Each of the nominees has consented to be named as a candidate in the Proxy Statement and has agreed to serve if elected. If, for any reason, any of the nominees becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.

Under the Corporation's Amended Articles of Incorporation, as amended, in an uncontested election, which is the case at this Annual Meeting, directors are elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. If more "against" than "for" votes are received, the Corporation's Bylaws require the director to tender his or her resignation and the Nominating and Corporate Governance Committee must make a recommendation to the Board to consider whether to accept the resignation. The relevant Bylaw provisions are set out in Exhibit A to this Proxy Statement. For this vote, abstentions and broker nonvotes are considered neither votes "for" nor "against" and will not affect the outcome of the vote. Proxies may not be voted for a greater number of persons than the four named nominees.

Set forth for each director nominee in Class II and for each continuing director in Classes I and III is the director's principal occupation and employment during the past five years or, if longer, the period during which the director has served as a director, and certain other information, including his or her public company directorships during the past five years.

The Board of Directors recommends a vote FOR the election of each director nominee named.

76   |   WWW.BALL.COM/INVESTORS

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PricewaterhouseCoopers LLP has been retained as our external auditor continuously for many years. As disclosed in this Proxy Statement, during 2019 PricewaterhouseCoopers LLP rendered audit and non-audit services. The members of the Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP to serve as the independent external auditor is in our best interest and that of our investors.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of

PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the 2020 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, as well as to respond to appropriate questions.

To approve the selection of auditors, at a meeting at which a quorum is present, more votes must be cast "for" the proposal than are cast "against" it. For this vote, abstentions are considered neither votes "for" nor "against" and will not affect the outcome of the vote.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered independent public accounting firm at any time during the year if it determines that such a change would be in our best interests and that of our shareholders.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm.

BALL CORPORATION 2020 PROXY STATEMENT   |   77

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 3—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of our NEOs, as we have described it in the "Executive Compensation" section of this Proxy Statement. We are seeking this approval pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. While this vote is advisory and is not binding on us, it will provide useful information to our management team and our Human Resources Committee regarding our shareholders' views about our executive compensation philosophy, policies and practices. The Committee will be able to consider these views when determining executive compensation for the balance of 2020 and beyond. Following is a summary of some of the key points of our 2019 executive compensation program.

►
Please see the "Executive Compensation Discussion and Analysis" section for more information.

Our executive compensation program has been designed to implement certain core compensation principles, including alignment of management's interests with shareholder interests to support long-term value creation and pay-for-performance. In the course of establishing the 2019 compensation program and awarding compensation, and after reviewing data and analyses regarding comparable market compensation our management team and our Human Resources Committee determined the use of performance-based incentives to motivate our NEOs to achieve current and long-term business goals. Our management team and the Committee received advice and counsel on the program from an independent consultant, which provided no other services to us other than those provided directly to or on behalf of the Committee.

We filed a Supplemental Proxy dated March 22, 2019 which committed to a thorough evaluation of our long-term practice of implementing special acquisition incentive plans ("SAIPs") related to ongoing pay programs and whether SAIPs should be used in the future, and if so, who would be eligible for the SAIP. In support of the evaluation process, the Human Resources Committee took the following steps:

  ▪
  In April 2019, the Chair of the Human Resources Committee and members of our management team engaged with the certain institutional investors that expressed concerns about the SAIP program to ensure our understanding of their concerns;

  ▪
  Reviewed a report from our independent compensation Consultant on recent market practices of acquisition-related incentives including prevalence, eligibility and opportunities across the S&P 500; and

  ▪
  Discussed the outcomes of prior SAIP awards, the role the awards played in driving efficient integration of acquisiions and the perceived value of programs for participating employees.

During the October 2019 meeting of the Human Resources Committee, the following decisions were made regarding SAIP awards:

  ▪
  The Committee will continue to evaluate the appropriateness of granting an SAIP award on a case-by-case basis after understanding the specific circumstances related to the acquistion and the proposed program participants; and

  ▪
  The Committee, as a general practice, has no intention of approving participation of the CEO in any future SAIP programs.

No SAIP awards were granted in either 2018 or 2019. Based on the above, we believe any issues raised by shareholders concerning the 2018 Say-on-Pay vote have been addressed.

78   |   WWW.BALL.COM/INVESTORS

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

SUMMARY OF 2019 NAMED EXECUTIVE OFFICER COMPENSATION

Our NEOs' 2019 compensation consisted primarily of the following components which includes base salary, annual EVA® incentive plan awards, LTCIP and awarded value of stock options and PC-RSUs (in addition to the retirement, health and welfare plans and programs in which all of our full-time employees participate, as well as limited perquisites).

Compensation Component	Compensation Element	Purpose	2019 Actions

SHORT-TERM ANNUAL CASH COMPENSATION	Annual Base Salary	Fixed element of pay based on an individual's primary duties and responsibilities	Adjustments reflected increases consistent with the Corporation's merit budget and movement towards market practices; competitive benchmarking applied

	EVA® Annual Incentive Compensation Plan	Designed to reward achievement of specified annual corporate and/or operating unit financial goals	Payments reflect positive financial results achieved in 2019

LONG-TERM INCENTIVES (CASH)	LTCIP	Designed to promote long term creation of shareholder value in relative and absolute terms	Payments reflect strong and positive ROAIC and stock performance over the 3-year period ending December 31, 2019

LONG-TERM INCENTIVES (EQUITY)	Stock Options	Designed to promote stock ownership and long term performance resulting in the creation of shareholder value	Awards provided in 2019; competitive benchmarking applied

	PC-RSUs	Designed to promote stock ownership through the achievement of absolute EVA® dollar growth over a 3-year period	Awards provided in 2019; competitive benchmarking applied

	Restricted Stock/RSUs	Designed to promote stock ownership, provide a retention incentive and incentivize the creation of shareholder value	No awards provided to NEOs in 2019

	DSP	Designed to promote financial investment in the Corporation, promote stock ownership and incentivize the creation of shareholder value	No new opportunities were awarded to NEOs in 2019

We believe our 2019 executive compensation program reflects best practices and was designed to balance risk and reward. We focus on pay-for-performance in establishing our executive compensation program and setting the plans' performance metrics. With input from an independent consultant, our Human Resources Committee continued to apply competitive benchmarking (pay and performance) in 2019 relative to the unique structure and needs of the Corporation. Our program seeks to mitigate risks related to compensation and align management's interests with shareholders' interests in long-term value creation.

BALL CORPORATION 2020 PROXY STATEMENT   |   79

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTE REQUESTED

We believe the information we have provided above and within the "Executive Compensation Discussion and Analysis" section of this Proxy Statement demonstrates that our executive compensation program in respect of our NEOs was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests to support long-term value creation. Accordingly, the Board of Directors recommends that shareholders approve the program by approving the following advisory resolution, the results of which will be counted and considered by the Board. For this vote, abstentions and broker nonvotes are considered neither votes "for" nor "against" and will not affect the outcome of the vote.

RESOLVED: That the shareholders of Ball Corporation hereby approve, on an advisory basis, the compensation of the individuals identified in the "Summary Compensation Table," as disclosed in the Ball Corporation 2020 Proxy Statement pursuant to Item 402 of

Regulation S-K which disclosure includes the "Executive Compensation Discussion and Analysis" section, the compensation tables and the accompanying footnotes and narratives within the "Executive Compensation Discussion and Analysis" section of such Proxy Statement.

The Board of Directors recommends a vote FOR the advisory (non-binding) vote approving executive compensation.

80   |   WWW.BALL.COM/INVESTORS

VOTING AND MEETING INFORMATION

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving the Proxy Statement? You are receiving the Proxy Statement because you owned shares of Ball Corporation common stock on March 5, 2020, the record date, and that entitles you to vote at the Annual Meeting. The Corporation's Board of Directors ("Board") is soliciting your proxy to vote at the scheduled 2020 Annual Meeting or at any later meeting should the scheduled Annual Meeting be adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting in accordance with your written instructions. By use of a proxy, you can vote, whether or not you attend the meeting.

What will I be voting on? You will be voting on (1) the election of four director nominees named in this Proxy Statement for terms expiring at the 2023 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2020; and (3) an advisory vote to approve the compensation of the named executive officers.

What are the Board of Directors' recommendations? The Board recommends a vote (1) FOR the election of the four director nominees named in this Proxy Statement; (2) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent registered public accounting firm for 2020; and (3) FOR the advisory vote on the compensation of the named executive officers.

Could other matters be decided at the Annual Meeting? We do not know of any other matters that will be raised at the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that may properly come before the Annual Meeting as those persons deem advisable.

How many votes can be cast by all shareholders? Each share of Ball Corporation common stock is entitled to one vote on each of the four directors to be elected and one vote on each other matter that is properly presented at the Annual Meeting.

How do I vote my shares if I am a record holder? If you are a record holder of shares; that is, the shares are registered in your name and not the name of your broker or other nominee, you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by telephone or via the Internet as instructed on page 2 of the Proxy Statement and on your proxy card, or you can complete, sign, date and mail your proxy card if you request a paper copy of the proxy materials. You may also vote by attending the Annual Meeting, or sending a personal representative to the Annual Meeting with an appropriate proxy, in order to vote. Unless you or a personal representative plan to be in attendance and vote at the meeting, your vote must be received no later than 11:59 P.M. (EDT) on Tuesday, April 28, 2020.

How do I vote my shares if I hold my shares under the Employee Stock Purchase Plan ("ESPP") or the 401(k) Plan? Participants may vote their shares in the manner set forth above; however, shares held through the ESPP or the 401(k) Plan must be voted by 11:59 P.M. (EDT) on Sunday, April 26, 2020. The Trustee of the 401(k) Plan will vote the unvoted shares for each voting item in the same proportion as the voted shares for each item. The Administrator of the ESPP will vote the unvoted shares for that Plan in accordance with the Board of Directors' recommendations.

How do I vote my shares if I hold my shares in "street name" through a bank or broker? If you hold your shares as a beneficial owner through a bank, broker or other nominee, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your shares. If you do not provide instructions to your bank, broker or other nominee, whether your shares are voted depends on the type of item being considered for a vote. For example, under applicable stock exchange rules, brokers are permitted to vote on "discretionary" items if the voting instructions from the beneficial owners of the shares are not provided in a timely manner. Brokers are not permitted to vote on "nondiscretionary" items. The

BALL CORPORATION 2020 PROXY STATEMENT   |   81

VOTING AND MEETING INFORMATION

proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least ten days before the date of the meeting. In contrast, the other items to be voted on at the Annual Meeting are "nondiscretionary" items. This means brokerage firms that have not received voting instructions from their clients on these items may not vote on them. These so-called "broker nonvotes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the votes for such items.

Can I revoke my proxy or change my vote? Shareholders of record may revoke their proxies or change their votes in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone or via the Internet; by voting in writing if they requested their materials in paper copy; or by voting in person at the meeting. Attendance in and of itself at the Annual Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your bank, broker or other nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

To be eligible for inclusion in our Proxy Statement for the 2021 Annual Meeting of Shareholders, proposals of shareholders must be in writing and be received by the Corporate Secretary at the Corporation's principal executive offices, 10 Longs Peak Drive, Broomfield, Colorado 80021-2510, by November 16, 2020.

If a shareholder desires to bring business before the 2021 Annual Meeting of Shareholders, which is not the subject of a proposal submitted for inclusion in the Proxy Statement, the shareholder must notify us of the shareholder proposal, which must be delivered to or mailed and received at our principal executive offices between December 29, 2020, and January 28, 2021, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against such proposal if it is raised at the 2021 Annual Meeting.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. This could be applicable to you if you request a paper copy of these proxy materials after you receive notice of Internet access to the proxy materials.

A number of brokers with account holders who are shareholders may be householding our proxy materials, to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Proxy Statement and Annual Report to us at: Ball Corporation, Attention: Investor Relations, 10 Longs Peak Drive, Broomfield, Colorado 80021 or call Investor Relations at 303-460-3537. Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

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VOTING AND MEETING INFORMATION

SOLICITATION AND OTHER MATTERS

We will pay the cost of soliciting proxies. Georgeson Inc. has been retained to assist in the solicitation of proxies for a fee of $8,500. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and regular employees of the Corporation, without additional compensation, as well as by employees of Georgeson Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of common stock where those owners request such materials.

As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the persons named in the accompanying proxy shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

By Order of the Board of Directors, Charles E. Baker Corporate Secretary

March 16, 2020
Broomfield, Colorado

BALL CORPORATION 2020 PROXY STATEMENT   |   83

EXHIBIT A—BALL CORPORATION BYLAWS

Section C. Director Resignation Policy.

In an uncontested election of directors of the corporation, any nominee who receives a greater number of votes "withheld" from his or her election than votes "for" his or her election will, within ten (10) days following the certification of the shareholder vote, tender his or her written resignation to the chairman of the board for consideration by the Nominating/Corporate Governance Committee (the "Committee"). As used in this Section C, an "uncontested election of directors of the corporation" is an election in which the only nominees are persons nominated by the Board of Directors of the Corporation.

The Committee will consider such tendered resignation and, within sixty (60) days following the certification of the shareholder vote, will make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Committee will consider all factors deemed relevant by the members of the Committee.

The Committee also will consider a range of possible alternatives concerning the director's tendered resignation as the members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the "withheld" votes.

The Board of Directors of the Corporation will take formal action on the Committee's recommendation no later than ninety-five (95) days following the certification of the shareholder vote. In considering the Committee's recommendation, the Board will consider the information, factors and alternatives considered by the Committee and such additional information, factors and alternatives as the Board deems relevant.

Following the Board's decision on the Committee's recommendation, the corporation, within four (4) business days after such decision is made, will publicly disclose, in a Current Report on Form 8-K filed with the Securities and Exchange Commission, the Board's decision, together with an explanation of the process by which the decision was made and, if applicable, the Board's reason or reasons for its decision.

No director who, in accordance with this Section C, is required to tender his or her resignation, shall participate in the Committee's deliberations or recommendation, or in the Board's deliberations or determination, with respect to accepting or rejecting his or her resignation as a director. If a majority of the members of the Committee received a greater number of votes "withheld" from their election than votes "for" their election, then the independent directors then serving on the Board of Directors who received a greater number of votes "for" their election than votes "withheld" from their election, and the directors, if any, who were not standing for election, will appoint an ad hoc Board Committee from among themselves (the "Ad Hoc Committee"), consisting of such number of directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the Board with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee's duties for purposes of this Section C. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three directors would be eligible to serve on it, the entire Board of Directors (other than the director whose resignation is being considered) will make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.

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Drive for 10

Drive for 10 is a mindset around perfection, with a greater sense of urgency around our future success.

Ball

Ball Corporation (NYSE: BLL) supplies innovative, sustainable aluminum packaging solutions for beverage, personal care and household products, and aerospace and other technologies and services to commercial and governmental customers. Founded in 1880, the company employs 18,300 people worldwide.

PACKAGING

AEROSPACE

Drive for 10

We know what is important.

In order to reach our goals, we must excel in these areas:

Customer Focus
We must be viewed as a strategic partner at each of our key customers.

Operational Excellence
We must be the most competitive in terms of cost, quality and service in all the markets in which we compete by continually driving for efficiencies in all our processes.

Innovation & Business Development
We must identify and drive profitable growth.

People and Culture Focus
We must have the best people, providing them the right support, rewards and growth opportunities to thrive.

Sustainability
We must balance our economic, environmental and social impacts for greater long-term success.

Ball
Ball Corporation

Drive for 10

We know where we are going.

We want to be the best at everything we do, and will continually strive for perfection at Ball as we pursue our strategy of:

> **Maximizing** value in our existing businesses
> **Expanding** into new products and capabilities
> **Aligning** ourselves with the right customers & markets
> **Broadening** our geographic reach
> **Leveraging** our know-how and technological expertise to provide a competitive advantage.

Ball
Ball Corporation

Drive for 10

We know who we are.

Proud of our rich history, we recognize the whole of our company is greater than the sum of its parts. Most importantly, we believe in our people, our culture and our ability to deliver value to all our stakeholders. Though we encourage and embrace our diversity of thought, business, location and language, we are "One Ball," valuing:

> Uncompromising Integrity
> Being Close to Our Customers
> Behaving Like Owners
> Focusing on Attention to Detail
> Being Innovative

Ball
Ball Corporation

Ball and Ball are trademarks of Ball Corporation, Reg. U.S. Pat. & Tm. Office

Ball Corporation
10 Longs Peak Drive
Broomfield, Colorado 80021-2510
www.ball.com

PRINTED WITH SOY INK
MIX Paper from responsible sources FSC® C136955

VIEW MATERIALS & VOTE w SCAN TO BALL CORPORATION ATTN: CHARLES E. BAKER 10 LONGS PEAK DRIVE BROOMFIELD, CO 80021-2510 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 26, 2020 for shares held in a Plan. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 28, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 26, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E92433-P34053 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BALL CORPORATION For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) John A. Hayes 02) Cathy D. Ross 03) Betty Sapp 04) Stuart A. Taylor II The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2020. 3. To approve, by non-binding vote, the compensation paid to the named executive officers. NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. E92434-P34053 BALL CORPORATION Annual Meeting of Shareholders April 29, 2020 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) John A. Bryant, Georgia R. Nelson and Cynthia A. Niekamp, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 7:30 A.M. MDT on April 29, 2020, at the Omni Interlocken Hotel, 500 Interlocken Blvd., Broomfield, Colorado 80021-2510 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1, AND FOR EACH PROPOSAL IN ITEMS 2 AND 3. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: